THE SECURITIES (THE “EQUITY”) REPRESENTED BY THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT (THIS “AGREEMENT”) HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF THE VARIOUS STATES (“STATE LAW”). THE EQUITY HAS BEEN ISSUED AND SOLD UNDER AN EXEMPTION FROM THE SECURITIES ACT AND STATE LAW AND MAY NOT, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE HOLDERS OF THE EQUITY AT ANY TIME, AND WHICH MAY BE CONDITIONED UPON AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER THE SECURITIES ACT OR RECEIPT BY THE COMPANY OF EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY, WHICH MAY BE AN OPINION OF COUNSEL THAT SUCH SECURITIES MAY BE TRANSFERRED WITHOUT REGISTRATION OR QUALIFICATION. TRANSFER OF EQUITY IS PROHIBITED EXCEPT UNDER REGISTRATION IN ACCORDANCE WITH THE SECURITIES ACT AND EACH RELEVANT STATE LAW OR UNDER AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND EACH RELEVANT STATE LAW. LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF CRESTONE AIR PARTNERS, LLC dated as of June 10, 2026 53366517.v19 Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential, or because disclosure would constitute a clearly unwarranted invasion of personal privacy. Information that was omitted has been noted in this document with a placeholder identified by the mark ‘[***]’.

Table of Contents Page i Article I Formation of the Company ................................................................................................2 1.1 Company Name .......................................................................................................2 1.2 Filing of Certificate and Amendments .....................................................................2 1.3 Term of Company ....................................................................................................2 1.4 Registered Agent and Office ....................................................................................2 1.5 Principal Place of Business ......................................................................................2 1.6 Fiscal Year; Taxable Year .......................................................................................2 1.7 Limited Liability Company......................................................................................3 Article II Purpose and Powers of the Company...............................................................................3 2.1 Purpose .....................................................................................................................3 2.2 Powers of the Company ...........................................................................................3 2.3 Recapitalization, etc. ................................................................................................3 Article III Members .........................................................................................................................3 3.1 Powers and Limitations on the Rights of Members .................................................3 3.2 Voting; Meetings of Members .................................................................................4 3.3 Major Decisions .......................................................................................................5 3.4 Limited Liability of Members ..................................................................................7 3.5 Business Transactions with a Member of the Company ..........................................7 3.6 No Cessation of Membership upon Bankruptcy ......................................................7 3.7 Additional Members ................................................................................................7 3.8 Conflicts of Interest..................................................................................................8 3.9 Representations and Warranties of the Members ....................................................8 Article IV Management .................................................................................................................10 4.1 Management by Board ...........................................................................................10 4.2 Committees of the Board .......................................................................................12 4.3 Meetings of the Board and Committees.................................................................12 4.4 Quorum; Acts of the Board and Committees .........................................................13 4.5 Compensation of Managers and Committee Members ..........................................14 4.6 Officers ..................................................................................................................14 4.7 Incentive Compensation Plans ...............................................................................14 4.8 Employee Compensation Arrangements ................................................................15 Article V Capital Structure ............................................................................................................15 5.1 Units Generally ......................................................................................................15 5.2 Certification of Units .............................................................................................16 5.3 PI Units; Downstairs Interests ...............................................................................17 5.4 Optional Conversion ..............................................................................................18 5.5 Mandatory Conversion...........................................................................................30 Article VI Contributions ................................................................................................................30 6.1 Capital Contribution...............................................................................................30 6.2 Additional Contributions; Preemptive Rights ........................................................31 6.3 Return of and Obligation for Capital Contributions ..............................................33

Table of Contents (continued) Page ii Article VII Capital Accounts; Distributions; Allocations ..............................................................33 7.1 Capital Accounts ....................................................................................................33 7.2 Distributions ...........................................................................................................33 7.3 Allocations .............................................................................................................35 7.4 Withheld Amounts .................................................................................................35 7.5 Consent to Allocations ...........................................................................................36 7.6 Federal Tax Matters ...............................................................................................36 7.7 Special Basis Adjustment ......................................................................................38 7.8 Partition ..................................................................................................................38 Article VIII Company Obligations ................................................................................................38 8.1 Books, Records and Financial Statements .............................................................38 8.2 Termination of Information Rights ........................................................................40 8.3 Continuing Existence .............................................................................................40 8.4 Compliance with Laws ..........................................................................................40 8.5 Insurance ................................................................................................................40 8.6 Confidentiality .......................................................................................................41 Article IX Liability, Exculpation and Indemnification ..................................................................41 9.1 Liability ..................................................................................................................41 9.2 Manager’s Standard of Care; Fiduciary Duties .....................................................41 9.3 Indemnification ......................................................................................................41 9.4 Expenses ................................................................................................................42 9.5 Insurance ................................................................................................................42 9.6 Contract Rights ......................................................................................................42 9.7 Severability ............................................................................................................42 Article X Transfers ........................................................................................................................42 10.1 Restrictions on Transfers of Units .........................................................................42 10.2 Right of First Refusal on Transfers ........................................................................43 10.3 Special Blue Owl Unit Transfer Provisions ...........................................................45 10.4 Approved Company Sale; Conversion to Corporation ..........................................45 10.5 Redemption Rights.................................................................................................48 10.6 Transfers Generally ................................................................................................51 10.7 Assignments ...........................................................................................................52 10.8 Substitute Members ...............................................................................................53 10.9 Release of Liability ................................................................................................53 10.10 Securities Laws Restrictions ..................................................................................53 Article XI Dissolution, Liquidation and Termination....................................................................54 11.1 Dissolving Events ..................................................................................................54 11.2 Dissolution and Winding-Up .................................................................................54 11.3 Allocation of Escrow .............................................................................................55 11.4 Distributions in Cash or in Kind ............................................................................56

Table of Contents (continued) Page iii 11.5 Termination ............................................................................................................56 11.6 Claims of the Members ..........................................................................................56 Article XII Miscellaneous ..............................................................................................................56 12.1 Notices ...................................................................................................................56 12.2 Joint Participation ..................................................................................................57 12.3 Entire Agreement ...................................................................................................57 12.4 Counterparts ...........................................................................................................57 12.5 Governing Law; Attorneys’ Fees ...........................................................................57 12.6 Waivers ..................................................................................................................58 12.7 Severability ............................................................................................................58 12.8 Further Actions ......................................................................................................58 12.9 Defaults; No Circumvention of Agreement ...........................................................58 12.10 Amendments ..........................................................................................................58 12.11 Successors and Assigns ..........................................................................................58 12.12 No Third Party Beneficiaries .................................................................................58 12.13 Injunctive Relief .....................................................................................................58 12.14 Jurisdiction; Consent to Service of Process ...........................................................59 12.15 WAIVER OF JURY TRIAL ..................................................................................59 Article XIII Defined Terms ...........................................................................................................60 13.1 Certain Definitions .................................................................................................60 13.2 Rules of Construction ............................................................................................68 Annexes: A ...............Members B ...............Tax Matters C ...............Illustrative Earn-Out Ratchet Calculation

1 LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF CRESTONE AIR PARTNERS, LLC This Limited Liability Company Operating Agreement (this “Agreement”) of Crestone Air Partners, LLC (the “Company”) is dated as of June 10, 2026 (the “Effective Date”), by and among (i) the Company, (ii) IF GPT Holdco PVT LLC, (iii) BOAC GPT Holdco PVT LLC (together with IF GPT Holdco PVT LLC, “Blue Owl”), (iii) Air T, Inc. (“Air T”), (iv) Air T Acquisition 26.1, LLC (“ATA”), (v) Crestone Group Management, LLC (“CAP MIP”), (vi) Aviation Growth Initiatives, LLC (“AGI”) and (vii) such additional Persons that shall hereafter be admitted as members in accordance with the terms of this Agreement (each of Blue Owl, Air T, ATA, AGI, and such Persons, a “Member” and, collectively, the “Members”). Any capitalized term used in this Agreement without definition will have the meaning set forth in Article XIII. RECITALS: A. The Company was formed as a limited liability company under the Delaware Act by the acceptance of the Certificate in the office of the Secretary of State, State of Delaware, on or about January 20, 2026. B. Pursuant to a Redemption Agreement, dated as of the date hereof, the Onshore Series of Crestone Asset Management, LLC (“CAM”) distributed its right, title and interest in and to certain servicing agreements to Air T, ATA, and AGI (collectively, the “Contributing Members”) in redemption of a portion of common membership interests held by the Contributing Members in the Onshore Series of CAM (the “Redemption”). C. Pursuant to that certain Contribution and Exchange Agreement, dated as of the date hereof, immediately following the Redemption the Contributing Members contributed to the Company (i) their right, title and interest in and to the servicing agreements received in the Redemption and (ii) their remaining common membership interests in CAM, in exchange for the issuance of Class A Common Units of the Company (the “Contribution and Exchange”), and upon such issuance, the Contributing Members became Members of the Company subject to the terms of this Agreement and the Company became a member of CAM. D. As of the Effective Date and immediately following the Contribution and Exchange, Crestone Air Partners, Inc., a Minnesota corporation and wholly-owned subsidiary of Air T (“CAP Inc.”), was merged with and into the Company pursuant to that certain Agreement and Plan of Merger, dated as of the date hereof, with the Company surviving and the outstanding shares of common stock of CAP Inc. converting into one (1) Class A Common Unit of the Company (the “Merger”). E. As of the Effective Date and immediately following the Merger, pursuant to those certain Subscription Agreements, each dated as of the date hereof, Blue Owl, Air T and ATA, each subscribed for and purchased Class B Preferred Units or Class A Common Units of the Company on the terms set forth therein and herein, and upon such purchase, each Blue Owl entity above became a Member of the Company subject to the terms of this Agreement.

2 F. On the Effective Date, the Company will issue PI Units to CAP MIP in accordance with Article V of this Agreement, and upon such issuance, CAP MIP will become a Member of the Company subject to the terms of this Agreement. G. In connection with the foregoing transactions, the parties hereto desire to adopt this Agreement, effective as of the Effective Date, as set forth herein. NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Article I Formation of the Company 1.1 Company Name. The name of the Company is Crestone Air Partners, LLC. The business of the Company may be conducted under such other names as the Board may from time to time designate. 1.2 Filing of Certificate and Amendments. The Board is hereby authorized to appoint an officer or other representative of the Company to execute, deliver, file and record all such other certificates and documents, including amendments to or restatements of the Certificate, and to do such other acts as may be appropriate to comply with all requirements for the formation, continuation and operation of a limited liability company, the ownership of property and the conduct of business under the laws of the State of Delaware and any other jurisdiction in which the Company may own property or conduct business, including any certificates and documents (and any amendment or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business. 1.3 Term of Company. The term of the Company commenced on the date of the filing of the Certificate with the Secretary of State of the State of Delaware. The Company may be terminated in accordance with the terms and provisions hereof, and will continue unless and until dissolved as provided in Article XI. The existence of the Company as a separate legal entity will continue until the cancellation of the Certificate as provided in the Delaware Act. 1.4 Registered Agent and Office. The Company’s registered agent and office in the State of Delaware are as set forth in the Certificate. The Board may designate another registered agent or registered office from time to time in accordance with the then applicable provisions of the Delaware Act and any other applicable Laws. 1.5 Principal Place of Business. The principal place of business of the Company is located at 4500 Cherry Creek Drive South, Suite 200, Denver, Colorado 80246. The location of the Company’s principal place of business may be changed by the Board from time to time in accordance with the then applicable provisions of the Delaware Act and any other applicable Laws. The Company may have such other offices as the Board may from time to time deem necessary or advisable. 1.6 Fiscal Year; Taxable Year. The fiscal year of the Company for financial accounting and income tax purposes will end on March 31.

3 1.7 Limited Liability Company. The parties to this Agreement agree that the Company is a limited liability company and not a partnership, association or joint venture under the laws of the State of Delaware or any other Laws (other than income tax Laws). Article II Purpose and Powers of the Company 2.1 Purpose. The purposes of the Company will be to (a) engage in the Business, directly or through Subsidiaries or Affiliates, (b) to enter into, make and perform all contracts, agreements and other undertakings as may be necessary, advisable or incidental to carrying out the Business, and (c) to engage in any other lawful act or activity that may be carried on by a limited liability company under the Delaware Act as may be authorized or approved from time to time by the Board. The Company may take such actions through assumed names or other entities in which it has an ownership interest as may be necessary or appropriate in connection therewith. The foregoing enumerated purposes will be in addition to and not in limitation of the general powers of limited liability companies under the Delaware Act. 2.2 Powers of the Company. The Company will have the power and authority to take any and all actions that are necessary, appropriate, advisable, convenient or incidental to or for the furtherance of the purposes set forth in Section 2.1. 2.3 Recapitalization, etc. Except as otherwise provided in this Agreement, the provisions of this Agreement will apply to any and all equity interests of any successor or permitted assign of the Company (whether by merger, consolidation, transfer or sale of assets, conversion or otherwise) which may be issued in respect of, in exchange for or in substitution of, any Units by reason of any reorganization, recapitalization, reclassification, merger, consolidation, partial or complete liquidation, sale of assets, spin off, equity distribution, split, distribution to Holders or combination of the Units or any other change in the Company’s capital structure, in order to preserve fairly and equitably as far as practicable, the original rights and obligations of the parties hereto under this Agreement. The Company will not, directly or indirectly, through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action of any CAP Company, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders against impairment. Article III Members 3.1 Powers and Limitations on the Rights of Members. The Members will have the power to exercise any and all rights or powers granted to the Members pursuant to the express terms of this Agreement and the Delaware Act. The approval or consent of the Members will not be required in order to authorize the taking of any action by the Company unless and then only to the extent that (a) this Agreement expressly provides therefor or (b) such approval or consent is required by non-waivable provisions of the Delaware Act. Subject to any mandatory requirements of applicable Law and any provisions of this Agreement, the Members, in their capacity as such, do not have the right to take any part whatsoever in the management and control of the ordinary

4 business of the Company, sign for or bind the Company, or compel a sale or appraisal of Company assets. 3.2 Voting; Meetings of Members. (a) Meetings; Notice of Meetings. Meetings of the Members may be called by the Board or any Member holding outstanding Units, from time to time. Notice of any such meeting will be given to all Members not less than five (5) nor more than sixty (60) days prior to the date of such meeting and will state the location, date and time of the meeting. Meetings will be held at the location within or without the State of Delaware (or by telephone conference, video conference or other means by which all participating Members can hear each other) and at the date and time set forth in the notice of the meeting. If all the participants are participating by telephone conference or other communications equipment, the meeting will be deemed to be held at the principal place of business of the Company. (b) Waiver of Notice. No notice of any meeting of Members needs to be given to any Member who submits a signed waiver of notice for such meeting, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any meeting of the Members need be specified in a written waiver of notice. The attendance of any Member at a meeting of Members will constitute a waiver of notice of such meeting, except when the Member attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. (c) Quorum. Except as otherwise required by applicable Law or by the Certificate, the presence in person (including by telephone conference, video conference or other means by which all participants can hear each other) or by proxy of the Holders of record of a Majority-in-Interest will constitute a quorum for the transaction of business at such meeting. If a quorum will not be present at any meeting of the Members, the Members present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum will be present. Notice of any action taken by the Members at any meeting shall promptly after such meeting be provided to each Member who did not attend such meeting (or who left such meeting prior to such action being taken). (d) Voting. Subject to paragraph (e) below, no Person will be entitled to vote with respect to any Unit unless such Person is a Member. Except as set forth in Sections 3.3 or as otherwise expressly provided herein, Class A Common Units and the Class B Preferred Units shall vote together as a single class and on an as-converted basis, with each Unit having one (1) vote. Notwithstanding the foregoing, Blue Owl and its Affiliates and Permitted Transferees (excluding, solely for purposes of this Section 3.2(d), clause (v) of the definition of Permitted Transferees) shall not be entitled to exercise for any vote, in the aggregate, more than 4.9% of the total voting power of all outstanding Units (calculated on an as-converted basis), and any votes in excess of such threshold shall not be counted. Except as otherwise required by applicable Law, the Certificate or this Agreement, the vote of a Majority-in-Interest present in person or by proxy at any meeting at which a quorum is present will be sufficient for the approval of the transaction of any business at such meeting and the approval of any matters at such meeting. For the purpose of this Section 3.2(d), the PI Units will be non-voting Units.

5 (e) Proxies. Each Member may authorize any Person to act for such Member by proxy on all matters in which a Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Member or such Member’s attorney-in-fact. Every proxy will be revocable at the pleasure of the Member executing it unless otherwise provided in such proxy; provided that such right to revocation will not invalidate or otherwise affect actions taken under such proxy prior to such revocation. (f) Organization. Each meeting of Members will be conducted by such Person as the Board may designate or, in the absence of such designation, by such Person as may be designated by a Majority-in-Interest present in person or by proxy at such meeting. (g) Action Without a Meeting. Unless otherwise provided in this Agreement, any action which may be taken at any meeting of the Members may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, will be signed by a Majority-in-Interest entitled to vote on such matter. Prompt notice of the taking of the action without a meeting by less than unanimous written consent will be given by the Company to those Members who have not consented in writing. 3.3 Major Decisions. Notwithstanding anything to the contrary herein, the Company will not take or agree or otherwise commit to take, nor cause or permit any of its Subsidiaries to take or agree or otherwise commit to take, any of the following actions without (i) the approval of the majority of the Board and (ii) the prior written consent of Blue Owl, for so long as Blue Owl continues to hold, together with its Affiliates, any Units: (a) (i) voluntarily liquidate, dissolve, wind up or terminate the affairs of the Company, (ii) institute proceedings to adjudicate the Company as bankrupt, or consent to the filing of a bankruptcy proceeding against the Company, or file a petition or answer or consent seeking reorganization of the Company under the United States Bankruptcy Code or any other similar applicable federal, state or foreign Law, or consent to the filing of any such petition against the Company, or consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company, or make an assignment for the benefit of creditors of the Company or admit in writing the inability of the Company to pay its debts generally as they become due or (iii) otherwise approve any Liquidation Event; (b) (i) cause the Company to merge, consolidate, reorganize or enter into any other business combination where, upon consummation of the transaction, Holders prior to the consummation of the transaction will hold less than a majority of the aggregate value or voting power of the Equity Securities of the Company or the successor entity, (ii) Transfer, in one transaction or a combination or series of related transactions, a majority of the voting power or value of the equity interests of the Company, or (iii) Transfer (including by exclusive lease or license), in one transaction or a combination or series of related transactions, a majority or more of the assets of the Company and its Subsidiaries, taken as a whole (any of the foregoing, a “Company Sale”); (c) amend, modify, repeal or waive any provision of the Certificate (including in connection with the conversion of the corporate form of the Company pursuant to Section 10.4(b)) or this Agreement in a manner that would (i) authorize or create (by reclassification or otherwise)

6 any other security convertible into or exercisable for any Equity Security having rights, preferences or privileges with respect to distributions, redemption or liquidation senior to or on parity with the Class B Preferred Units, or (ii) adversely affect the interests of Class B Preferred Holders; (d) increase the number of Class B Preferred Units issuable by the Company or sell or issue any such additional Class B Preferred Units; (e) (i) make any distribution with respect to any Units of the Company other than Tax Distributions or distributions on the Class B Preferred Units in accordance with Section 7.2(a), unless and until all accrued and unpaid distributions on the Class B Preferred Units have been paid in full in cash in accordance with Section 7.2(a), or otherwise make any distributions or other restricted payments that are not in accordance with the distribution preferences set forth in this Agreement, or (ii) redeem, repurchase or otherwise acquire any outstanding Units of the Company or any outstanding options, warrants, securities or other rights to obtain Units of the Company (other than pursuant to Section 10.5 or pursuant to the mandatory terms of any grant or award made under an Incentive Compensation Plan); (f) create or hold capital stock in any Subsidiary that is not a direct or indirect wholly owned Subsidiary or dispose of any Subsidiary stock or all or substantially all of any Subsidiary assets; (g) unless the aggregate Indebtedness of the Company and its Subsidiaries for borrowed money following such action would not exceed $1,000,000 (excluding equipment leases, bank lines of credit or trade payables incurred in the ordinary course of business), create or issue any debt security, create any lien or security interest (except for purchase money liens or statutory liens of landlords, mechanics, materialmen, workmen, warehousemen and other similar persons arising or incurred in the ordinary course of business), or incur other Indebtedness for borrowed money, including but not limited to obligations and contingent obligations under guarantees, or permit any Subsidiary to take any such action with respect to any debt security lien, security interest or other Indebtedness for borrowed money; (h) make, or permit any Subsidiary to make, any loan or advance to, or own any stock or other securities of, any Subsidiary or other corporation, partnership, or other entity unless it is directly or indirectly wholly owned by the Company; (i) make, or permit any Subsidiary to make, any loan or advance to any Person, including any employee or Manager of the Company or any Subsidiary, except advances and similar expenditures made in the ordinary course of business or under the terms of an employee equity or option plan approved by the Board; (j) enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or any Subsidiary of money or assets having a value (as determined by the Board in a manner consistent with the agreements governing such relationship) greater than $1,000,000; (k) amend or modify the Incentive Compensation Plan in a manner that would reasonably be expected to be materially adverse to the Blue Owl Investors; or

7 (l) agree or commit to do any item described in clauses (a) through (j) above. Notwithstanding anything to the contrary in this Agreement, the consent and approval rights of Blue Owl set forth in this Section 3.3 (including any veto rights) shall be personal to Blue Owl and shall not be transferable to any other Person (other than to an Affiliate of a Blue Owl Investor in connection with a Transfer of Class B Preferred Units to such Affiliate in accordance with this Agreement). 3.4 Limited Liability of Members. Notwithstanding anything to the contrary in this Agreement, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, will be solely the debts, obligations and liabilities of the Company and no Member will be obligated personally for any such debt, obligation or liability solely by reason of being a Member of the Company. Except as expressly provided herein, no Member, in its capacity as such, shall have liability to the Company or any other Member hereunder. No Member in any event will have any liability whatsoever to the Company in excess of (a) the amount of any unconditional obligation of such Member to make additional Capital Contributions to the Company pursuant to a written agreement, and (b) the amount of any wrongful distribution to such Member, if, and only to the extent, such Member has actual knowledge (at the time of the distribution) that such distribution is made in violation of Section 18-607 of the Delaware Act. 3.5 Business Transactions with a Member of the Company. No transactions or agreements, arrangements, commitments or understandings will be made, undertaken or entered into (or terminated or not renewed or amended, modified or waived) by the Company with any Member or Related Party of a Member unless such relationship is fully disclosed to the Board and approved by the Board as may be required by Section 4.4. 3.6 No Cessation of Membership upon Bankruptcy. A Person will not cease to be a Member upon the happening, with respect to such Person, of any of the events specified in Section 18-304 of the Delaware Act. 3.7 Additional Members. Upon the unanimous consent of all Members and in accordance with the provisions of this Agreement, the Company may admit one or more additional Members (each, an “Additional Member”), to be treated as a “Member”, or one of the “Members” for all purposes hereunder. Prior to the admission of an Additional Member, the Board will determine: (a) the Capital Contribution (if any) of such Additional Member; and (b) the number and class or classes of Units to be granted to such Additional Member, and the price to be paid therefor. A Person will be admitted as an Additional Member at the time such Person (subject to any consent of Members required pursuant to Section 3.3 hereof and the terms of this Section 3.7) (i) executes a joinder agreement to this Agreement (or the Members execute an amendment to this Agreement making such Person a party hereto), (ii) makes a Capital Contribution (if any) to the Company in an amount to be determined by the Board, (iii) complies with any reasonable requirements of the Board with respect to such admission, (iv) is issued Units (if any) by the Company, and (v) is named as a Member in Annex A hereto. The Board is authorized to amend Annex A to reflect any issuance of Units and any such admission and any actions pursuant to this Section 3.7. For the avoidance of doubt, Transfers of Units by a Member to any Person who is not a Member at the time of Transfer shall be subject to Article X hereof and not the provisions of this Section 3.7.

8 3.8 Conflicts of Interest. Notwithstanding any other provision of this Agreement to the contrary, and subject to Section 8.6, the Company and each Member expressly acknowledges that each Class A Common Member and Class B Preferred Member and their respective Affiliates (a)(i) has, is permitted to have or in the future may have, investments or other business relationships with entities engaged in a business identical or similar to that conducted by the Company and its Subsidiaries, (ii) has or may develop a strategic relationship with businesses that are or may be competitive or complementary with the business conducted by the Company and its Subsidiaries and (iii) will not be prohibited by virtue of its capacity as a Member from pursuing or engaging in any such activities; (b) neither the Company, any Member nor any of their respective Affiliates will, solely by virtue of its or their relationship with such Class A Common Member, Class B Preferred Member or any of their respective Affiliates, be entitled to acquire any interest or participation in any such other business, opportunity, relationship or investment referred to in clause (a) above; and (c) the involvement by such Class A Common Member, Class B Preferred Member or any of their respective Affiliates in any such business, opportunity, relationship or investment referred to in clause (a) above will not constitute a conflict of interest by such Person with respect to the Company, its Subsidiaries, any other Member or Holder, or any of their respective Affiliates; provided, however, that a Member shall promptly inform the Company in writing of any conflict of interest that would reasonably be expected to cause the Company to materially breach any existing contract to which the Company is a party, or otherwise materially prevent the Company from engaging in the Business. 3.9 Representations and Warranties of the Members. (a) Upon the execution and delivery of this Agreement (either directly or by joinder hereto) by a Member, such Member hereby, severally but not jointly, represents and warrants to each of the other Members and the Company as follows: (i) With respect to any Class A Common Member or Class B Preferred Member, such Member is an “accredited investor” (within the meaning of Rule 501(a) of the Securities Act) and has the requisite power and authority (whether corporate or otherwise) and legal capacity to execute and deliver this Agreement and to perform his, her or its obligations under this Agreement. If such Member is not an individual, then the execution and delivery of this Agreement and the performance by such Member of its obligations under this Agreement have been duly authorized by all necessary action (corporate or otherwise) on the part of such Member. (ii) This Agreement has been duly executed and delivered by such Member, and constitutes the valid and binding obligations of such Member, enforceable against such Member in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors and general principles of equity. (iii) Such Member is not subject to, or obligated under, any provision of (A) any agreement, contract, arrangement or understanding, (B) any license, franchise or permit, or (C) any law, regulation, order, judgment or decree, that, in the case of any of clauses (A) through (C) above, would be breached or violated in any material respect, or in respect of which a right of termination or acceleration or any encumbrance or other lien on any of such Member’s assets

9 would be created, by such Member’s execution and delivery of this Agreement or the performance by such Member of its obligations hereunder. (iv) No authorization, consent or approval of, waiver or exemption by, or filing or registration with, any public body, court or other governmental authority or any other third party is necessary on such Member’s part for such Member’s execution and delivery of this Agreement or the performance by such Member of its obligations hereunder that has not previously been obtained by such Member. (b) Upon a Member’s acquisition of any Unit, such Member hereby, severally but not jointly, represents and warrants to each of the other Members and the Company as follows: (i) Such Member is acquiring such Unit for such Member’s own account and not with a view to, or for sale in connection with, any distribution or public sale thereof. (ii) Such Member understands that such Unit has not been registered under the Securities Act or any state securities laws by reason of its issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws, and that the reliance of the Company and others upon such exemptions is predicated in part on the representations and warranties of such Member contained herein. (iii) Except with respect to Blue Owl Investors and their Affiliates, no Member nor any of his, her or its Affiliates is, nor will any CAP Company as a result of such Member holding such Unit be, an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended. (iv) Without limiting such Member’s right to rely on any representation or warranty made by the Company to such Member in accordance with the terms of the applicable agreement(s) for the acquisition of any such Unit, such Member is acquiring his, her or its interest in the Company based upon his, her or its own investigation, and the exercise by such Member of his, her or its rights and the performance of his, her or its obligations under this Agreement will be based upon his, her or its own investigation, analysis and expertise. Such Member has such knowledge and experience in financial and business matters such that such Member is capable of evaluating the merits and risks of the investment contemplated by this Agreement and such Member is able to bear the economic risk of his, her or its investment in the Company (including a complete loss of his, her or its investment). During negotiation of the transactions contemplated herein, such Member has been afforded full and free access to books, financial statements, records, contracts, documents and other information concerning the Company and its Subsidiaries, and has been afforded the opportunity to ask questions concerning the business, operations, financial condition, assets and liabilities of the CAP Companies and other relevant matters as such Member has deemed necessary or desirable and has been provided with all such information as has been requested. (v) Such Member recognizes that no public market exists for such Unit, and no representation has been made to such Member that any such public market will exist in the future. (vi) Such Member understands that he, she or it must bear the economic risk of such Member’s investment in the Company indefinitely unless such Unit is registered pursuant to

10 the Securities Act or an exemption from such registration is available, and unless the disposition of such Unit is registered or qualified under applicable state securities laws or an exemption from such registration or qualification is available, and that, except as otherwise agreed by the Company and such Member, the Company has no obligation or intention of so registering or qualifying such Unit. (vii) Such Member understands that there is no assurance that any exemption from the Securities Act will be available, or, if available, that such exemption will allow such Member to dispose of or otherwise Transfer all or any portion of such Unit, in the amounts or at the times such Member might desire. (viii) Such Member understands that the exemption from registration under the Securities Act afforded by Rule 144 depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sales only in limited amounts and under limited circumstances. (ix) Except as otherwise agreed by the Company and such Member, such Member acknowledges that the Company is not under any obligation to register such Unit under Section 12 of the Exchange Act, or to make publicly available the information specified in Rule 144 and that it may never be required to do so. Article IV Management 4.1 Management by Board. (a) Except as otherwise specifically set forth in this Agreement, (i) the business and affairs of the Company will be managed by and under the direction of a Board of Managers (the “Board”) and (ii) the Board is hereby authorized to take any action of any kind, and to do anything and everything, in furtherance of the purposes of the Company, in accordance with and subject to the provisions of this Agreement and the Delaware Act. Pursuant to Section 18-402 of the Delaware Act, the Board will be the “manager” of the Company as provided in the Delaware Act and shall have such rights, duties and powers as are specified in this Agreement and the Delaware Act. The Board will have the power and authority to delegate its rights and powers to manage and control the business and affairs of the Company, hereunder or otherwise, subject to any limitations set forth in this Agreement and the Delaware Act. No such delegation will relieve the Board of any of its obligations under this Agreement. (b) The authorized number of the members of the Board shall be fixed by the Board from time to time; provided that any change in the authorized number of the members of the Board shall require the approval of the members of the Board constituting not less than a majority of the number of the members of the Board then in office immediately prior to such change, whether such action is taken at a meeting or by written consent. From and after the Effective Date, the Board shall have six (6) members (each, a “Manager”) as follows: (i) the Person serving as the Chief Executive Officer of the Company (the “CEO”) shall automatically be appointed as a Manager and shall serve as the Chairman of the Board (the “Chairman”); provided that if the CEO of the Company is a Manager pursuant to

11 Section 4.1(b)(ii), then the CEO may appoint the President of the Company to serve as the Chairman so long as a President is then in office; (ii) one (1) Manager will be appointed by Aviation Growth Initiatives, LLC (the “Crestone Manager”) and shall initially be Patrick den Elzen; (iii) three (3) Managers will be appointed by the Class B Preferred Majority (the “Class B Preferred Managers”) and shall initially be Nick Swenson, Mark Jundt, and Dan Philp; provided that none of the Class B Preferred Managers shall be Affiliates of any Blue Owl Investor; and (iv) one (1) Manager will be appointed by mutual agreement of the Class B Preferred Majority and the Class A Common Majority (the “Independent Manager”) and shall initially be Douglas Kaprielian; provided that the Independent Manager shall not be an Affiliate of any Member. The size of the Board may be increased or decreased only with the consent of both the Class A Common Majority and the Class B Preferred Majority. A Manager will hold such role until such Manager’s death, resignation or removal in accordance with the provisions of this Section 4.1. (c) Subject to the provisions of Section 4.4(b)(i): (i) if the CEO of the Company is replaced, such replacement CEO shall automatically replace the former CEO as the Chairman; (ii) Aviation Growth Initiatives, LLC may remove the Crestone Manager at any time for any reason and appoint a replacement Crestone Manager at any time by delivering notice thereof to the Company and to each Manager; provided that (i) the initial Crestone Manager shall serve for an initial term of two (2) years and (ii) thereafter, the Crestone Manager shall be an Original AGI Member, so long as such individual is then (A) a direct or indirect member of Aviation Growth Initiatives, LLC and (B) directly or indirectly employed by CAP LLC; and (iii) the Class B Preferred Majority may remove any Class B Preferred Manager at any time for any reason and appoint a replacement Class B Preferred Manager at any time by delivering notice thereof to the Company and to each Manager. (d) Observer Rights. (i) As long as Blue Owl, together with its Affiliates, continues to hold any Class B Preferred Units or Class A Common Units issued upon conversion thereof (subject to appropriate adjustment in the event of a unit split, in-kind distribution of units, combination, reclassification, or similar event affecting the Class B Preferred Units or Class A Common Units issued upon conversion thereof), Blue Owl shall have the right to appoint one (1) non-voting observer of the Board (the “Board Observer”) who shall initially be Daniel Rosato, and the Company shall invite the Board Observer to attend all meetings of the Board in a non-voting observer capacity and, in this respect, shall give such Board Observer copies of all notices, minutes, consents, periodic financial information and other materials that it provides to its Managers at substantially the same time and in the same manner as such notices, minutes, consents,

12 and other materials are provided to its Managers; provided, however, that such Board Observer shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Board reserves the right to withhold any information and to exclude such Board Observer from any meeting or portion thereof if access to such information or attendance at such meeting would reasonably be expected to adversely affect the attorney-client privilege between the Company and its counsel or result in a direct conflict of interest. In the event that Daniel Rosato is unable or unwilling to serve as the Board Observer, Blue Owl shall have the right to designate a successor Board Observer, subject to the reasonable approval of the Board. (e) Notwithstanding anything to the contrary in this Agreement, solely for purposes of this Section 4.1, references to the Class B Preferred Majority shall be deemed to mean the Member or Members, as of any given record date or other applicable time, holding a majority of the outstanding Class B Preferred Units as of such date, excluding the Blue Owl Investors and any of their Affiliates. For the avoidance of doubt, the Blue Owl Investors and any of their Affiliates shall not have the right to appoint, remove or replace, or to participate in any vote with respect to the appointment, removal or replacement of, any Managers. 4.2 Committees of the Board. Subject to the terms of this Agreement, including Section 4.7 below, the Board may from time to time designate one or more committees of the Board by resolution of the Board (any such committees of the Board, a “Committee”). Subject to the terms of this Agreement, any such Committee, to the extent provided in such resolution or in this Agreement, shall have and may exercise all of the authority of the Board; provided that the action of any Committee is subject to override by the vote of the Board (or the applicable members of the Board entitled to vote on the matter at issue, as applicable). Any Committee may be comprised of any of the Managers. Except as otherwise required by the Board, all acts of a Committee shall require the approval of a majority of the Managers serving on such Committee. Vacancies in the membership of any Committee shall be filled by the Board in accordance with the requirements of this Section 4.2. The Board may dissolve any Committee at any time unless otherwise provided in this Agreement. 4.3 Meetings of the Board and Committees. The Board shall hold regular meetings at least once per fiscal quarter, with no less than five (5) days’ prior written notice to each Manager. Special meetings of the Board may be called by any Manager with no less than two (2) days’ prior written notice to each Manager. Special meetings of any Committee may be called by any member of such Committee with no less than two (2) days’ prior written notice to each member of such Committee. Notice of a meeting to any Manager under this Section 4.3 may be provided by personal delivery or electronic mail (with acknowledgement of receipt), facsimile (provided that there is confirmation of receipt by the recipient) or overnight courier service (provided that there is confirmation of receipt by the service) to the contact information on file with the Company. Notice requirements relating to meetings of the Board or any Committee will be deemed waived by any Manager who is present (in person or by telephone conference, video conference or other means by which all participants can hear each other) at the commencement of any such meeting who does not attend such meeting for the sole purpose of objecting to inadequate notice. Meetings may be held in person or by telephone conference, video conference or other means by which all participants can hear each other. If all the participants are participating by telephone conference or

13 other communications equipment, the meeting will be deemed to be held at the principal place of business of the Company. 4.4 Quorum; Acts of the Board and Committees. (a) At all meetings of the Board or a Committee thereof, a majority of the members of the Board or members of a Committee entitled to vote will constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the members of the Board or a Committee entitled to vote who are present at any meeting in which there is a quorum will be the act of the Board or such Committee. If a quorum will not be present at any meeting of the Board or any Committee, the members of the Board or such Committee present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum will be present. Notice of any action taken by the Board at any meeting shall promptly after such meeting be provided to each Manager who did not attend such meeting (or who left such meeting prior to such action being taken). Notice of any action taken by any Committee shall be promptly provided to each Manager. Any action required or permitted to be taken at any meeting of the Board or any Committee may be taken without a meeting if all of the members of the Board or such Committee consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or such Committee thereof. Notwithstanding anything to the contrary contained herein, in order for any action to be passed at any meeting of the Board or any Committee, (i) such action must receive the affirmative vote of the members of the Board or such Committee as required by the Delaware Act or by other provisions of this Agreement and (ii) neither the Company nor any of its Subsidiaries shall be authorized to take any action described in Section 3.3 without the affirmative vote of a majority of the Board (in addition to the consent of the Class A Common Majority, the Class B Preferred Majority and Blue Owl, as described therein), subject to any additional requirements in Section 4.4(b). (b) In addition to the foregoing and notwithstanding anything to the contrary contained in this Agreement, neither the Company nor any of its Subsidiaries shall do any of the following without the approval of the majority of the Board: (i) enter into or be a party to any transaction with any Manager, director, officer or employee of the Company or any “associate” (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) of any such person, in each case including any amendment to such transaction, other than transactions (A) that do not involve payments by the Company in excess of $60,000 per year, (B) made in the ordinary course of business pursuant to the reasonable requirements of the business of such CAP Company, which are upon fair, reasonable arm’s-length terms that are approved by a majority of the Managers, (C) standard Manager and officer indemnification agreements approved by the Board, if any, and (D) customary employment, compensation and benefits arrangements with employees of the Company or any of its Subsidiaries that are entered into in the ordinary course of business and approved by the CEO in accordance with Section 4.8; (ii) sell, assign, license, pledge, or encumber material technology or intellectual property, other than non-exclusive arrangements in connection with ordinary course product sales or licenses;

14 (iii) guarantee any Indebtedness, except for trade accounts of the Company or any Subsidiary arising in the ordinary course of business; or (iv) agree or commit to do any of the foregoing. 4.5 Compensation of Managers and Committee Members. No compensation shall be paid to non-employee Managers for service on the Board or any Committee without prior approval of the Class A Common Majority and the Class B Preferred Majority; provided that the Independent Manager may be paid a fee of $70,000 per annum, quarterly in advance. The Company will pay the reasonable and documented out-of-pocket expenses incurred by the Managers in connection with attending the meetings of the Board or any Committee or other events on behalf of, or at the request of, the Company. 4.6 Officers. The Board (a) shall appoint individuals to serve as the Company’s CEO, President, Chief Financial Officer/Treasurer, Chief Legal Officer, Secretary and Assistant Secretary, and (b) the Board or the CEO may, from time to time as they deem advisable, appoint additional officers or assistant officers of the Company (collectively with the officers in part (a), the “Officers”) and assign such Officers titles. Unless the Board or the CEO decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title will constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any two (2) or more offices may be held by the same person. Officers need not own Units and need not be employees of the Company or its Subsidiaries. The Officers, to the extent of their powers set forth in this Agreement or otherwise vested in them by action of the Board not inconsistent with this Agreement, are agents of the Company for the purpose of the Company’s business and the actions of the Officers taken in accordance with such powers will bind the Company. Any delegation pursuant to this Section 4.6 may be revoked at any time by the Board or the CEO and any Officer may be removed with or without cause by the Board or by the CEO. The Officers as of the Effective Date are as follows: Office: Name: Chief Executive Officer and President ..... Kevin Milligan Chief Financial Officer and Treasurer ...... Richard Schacht Chief Commercial Officer ........................ Steve Williamson Chief Legal Officer and Secretary ............ Jason Greenberg Assistant Secretary .................................... Allison Hausman 4.7 Incentive Compensation Plans. The Board may prepare and adopt on behalf of the Company and its Subsidiaries one or more equity incentive compensation plan(s) (each, an “Incentive Compensation Plan”) to provide equity and equity-based incentives to employees of the Company and its Subsidiaries. The Incentive Compensation Plans may provide equity or equity-based incentives in whatever form determined reasonably prudent by the Board, including restricted non-voting equity, equity options, phantom equity, equity appreciation or profit

15 participation rights; provided, however, that such Incentive Compensation Plans shall under no circumstances include issuances of Class B Preferred Units. Issuances under the Incentive Compensation Plans will be dilutive on a pro rata basis to all Holders. Without the consent of a Class A Common Majority and a Class B Preferred Majority, neither the Company nor its Subsidiaries shall provide any equity or equity-based incentives (including any Equity Securities, equity options, phantom equity or equity appreciation rights) or profits participation to employees of the CAP Companies other than through the Incentive Compensation Plans or this Agreement (or any grant instrument or award agreement thereunder). The Board shall have the sole and exclusive authority to allocate and grant equity and equity-based awards under the Incentive Compensation Plans to employees and other service providers of the CAP Companies, including the determination of recipients, the size, form, vesting terms and other terms and conditions of such awards. The Board may, by resolution, delegate all or any portion of such authority to a compensation committee of the Board (the “Compensation Committee”), provided that a majority of the members of the Compensation Committee shall at all times consist of designees of Air T, Inc. Any such delegation may be revoked or modified by the Board at any time in its sole discretion. 4.8 Employee Compensation Arrangements. Subject to Section 4.7, the CEO shall have the authority to approve, on behalf of the Company and its Subsidiaries, customary employment, compensation and benefits arrangements with employees of the Company or any of its Subsidiaries (including management of CAP LLC other than the CEO) that are entered into in the ordinary course of business. For the avoidance of doubt, any employment, compensation or benefits arrangements with the CEO shall require the approval of the Board. Article V Capital Structure 5.1 Units Generally. The capital structure of the Company will be divided into Units, which will constitute limited liability company interests under the Delaware Act and will be divided into three classes: Class A Common Units, Class B Preferred Units and PI Units. The relative rights, powers, preferences, duties, liabilities and obligations of the Holders of Class A Common Units, Class B Preferred Units and PI Units will be as set forth herein. The number and class of Units issued to each Member and other Holder are listed on Annex A, as the same may be amended from time to time in accordance with the terms of this Agreement. All Members holding Class A Common Units shall have the right to vote and all Class A Common Holders will be entitled to receive distributions from the Company in respect of such Class A Common Units in accordance with the terms of this Agreement. All Members holding Class B Preferred Units shall have the right to vote together with the Holders of Class A Common Units on an as-converted basis, subject to the limitations set forth in this Agreement, and all Class B Preferred Holders will be entitled to receive distributions from the Company in respect of such Class B Preferred Units in accordance with the terms of this Agreement. All Members holding PI Units shall have the right to vote and shall be entitled to receive distributions from the Company in respect of such PI Units in accordance with the terms of this Agreement.

16 5.2 Certification of Units. (a) All Units issued hereunder from time to time may be certified by a “Certificate of Membership Interest” (or similar instrument) issued by the Company (including via Carta or another similar cap table management service) and delivered to the respective Members. Each certificate will bear the following legend: “THE SECURITIES OF CRESTONE AIR PARTNERS, LLC (TOGETHER WITH ITS SUCCESSORS, THE “COMPANY”) THAT ARE REPRESENTED BY THIS CERTIFICATE (AND ANY SECURITIES ISSUED OR ISSUABLE IN RESPECT HEREOF) HAVE BEEN ACQUIRED FOR INVESTMENT ONLY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN OTHER CONDITIONS, AS SPECIFIED IN THE COMPANY’S LIMITED LIABILITY COMPANY OPERATING AGREEMENT AS IN EFFECT FROM TIME TO TIME (THE “LLC AGREEMENT”). A COPY OF THE LLC AGREEMENT MAY BE REQUESTED BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, OR OTHER SIMILAR DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR ANY SECURITIES ISSUED OR ISSUABLE IN RESPECT HEREOF) MAY BE MADE EXCEPT PURSUANT TO THE PROVISIONS OF THE LLC AGREEMENT AND EITHER (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”) OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.” All Members will be bound by the requirements of such legends to the extent that such legends are applicable. Upon a registration of any Units, the certificate representing such Units will be replaced, at the expense of the Company, with certificates bearing only the legend referring to this Agreement to the extent still applicable. (b) In the event any Member shall have lost its original certificate(s), such Member shall deliver to the Board a lost certificate affidavit affirming (i) that such Member has lost the original certificate(s), (ii) that such certificate(s) are free and clear of any Liens, (iii) that such Member will immediately deliver such original certificate(s) to the Board in the event the certificate(s) are found and (iv) that such Member indemnifies and holds each of the Board and the Company harmless from any claims, causes of action, costs, expenses, etc., incurred by the Board and the Company as a result of the lost certificate(s). (c) The Units will not be securities governed by Article 8 of the Uniform Commercial Code of the State of Delaware (or the Uniform Commercial Code of any other applicable jurisdiction).

17 5.3 PI Units; Downstairs Interests. (a) The Company shall issue the Downstairs Interests (constituting all of the PI Units) to CAP MIP on the Effective Date. Upstairs Interests may be issued from time to time thereafter in accordance with the CAP MIP LLC Agreement; provided, however, that the number of Downstairs Interests outstanding shall not be increased or decreased by reason of any grants, forfeitures, terminations or cancellations of Upstairs Interests. The Downstairs Interests shall remain outstanding and shall not be forfeited or cancelled by the Company by reason of any forfeiture, reallocation, or other disposition of Upstairs Interests at the CAP MIP level. For the avoidance of doubt, the Company shall not issue Class B Preferred Units to CAP MIP at any time. (b) In accordance with Rev. Proc. 2001-43, the Company shall treat CAP MIP as the owner of the Downstairs Interests for federal income tax purposes from the date the Downstairs Interests are, and shall file its IRS Form 1065 and issue appropriate Schedule K-1s to CAP MIP, allocating to CAP MIP its distributive share of all items of income, gain, loss, deduction and credit associated with such Downstairs Interests as if fully vested. The initial Capital Account balance of a PI Unit Holder (including for the avoidance of doubt CAP MIP) with respect to such PI Units shall be zero ($0) at the time of grant and shall not be affected by any revaluation of Capital Accounts that may have occurred prior to the date of grant. The Company and each Member agree not to claim a deduction (as wages, compensation or otherwise) for the fair market value of any PI Unit issued to a PI Unit Holder, either at the time of grant or at the time the PI Unit becomes substantially vested. To the extent provided by applicable Treasury Regulations or IRS guidance, the Members authorize and direct the Company to make the safe harbor election described in the proposed Revenue Procedure set forth in IRS Notice 2005-43, and agree to comply with the requirements of such safe harbor while it remains in effect. If such proposed revenue procedure (or a substantial equivalent) is promulgated in final, effective form, the Board will (without the need for further action by the Members) have all authority necessary under this Agreement to give effect to such safe harbor (including the authority to make any applicable tax election on behalf of the Company and the Members). (c) The Downstairs Interests shall be subject to a distribution hurdle (the “Distribution Hurdle”). The Distribution Hurdle for the Downstairs Interests shall initially equal the aggregate amount that would be distributed with respect to all outstanding Units (other than the Downstairs Interests) if the Company were to liquidate all of its assets at fair market value and distribute the proceeds in accordance with Section 11.2. The Distribution Hurdle shall be subject to appropriate adjustment, as determined by the Board in good faith, in connection with (i) any equity issuances by the Company, (ii) distributions to Members, (iii) any recapitalization, reorganization, or similar transaction, or (iv) any other capital events, in each case as necessary to preserve the intended economic arrangement with respect to the Downstairs Interests. The Board shall have the authority to make all determinations necessary or appropriate to ensure that the Downstairs Interests qualify as PI Units, including determinations as to the fair market value of the Company’s assets and liabilities as of the issuance date. Notwithstanding the foregoing, the Distribution Hurdle shall not be adjusted in any manner that would have a material adverse effect on CAP MIP without the prior written consent of CAP MIP. The initial Distribution Hurdle is set forth on Schedule B attached hereto. For the avoidance of doubt, the Upstairs Interests may be subject to separate distribution hurdles as set forth in the CAP MIP LLC Agreement and any applicable profits interest award agreements, grant agreement, or other written documentation evidencing such issuance to CAP

18 MIP members, which distribution hurdles may differ from the Distribution Hurdle applicable to the Downstairs Interests and may vary among Holders of Upstairs Interests based on the date of grant or other factors. (d) Any distributions made hereunder to CAP MIP with respect to the Downstairs Interests (including Tax Distributions) shall be distributed by CAP MIP to the members of CAP MIP in accordance with the CAP MIP LLC Agreement. The internal allocation of distributions among members of CAP MIP (including any reallocation in connection with the forfeiture or vesting of Upstairs Interests) shall be governed solely by the CAP MIP LLC Agreement and shall not affect the Company’s obligations to make distributions to CAP MIP in respect of the Downstairs Interests. 5.4 Optional Conversion. The Holders of the Class B Preferred Units shall have conversion rights as follows: (a) Right to Convert. Each Class B Preferred Unit shall be convertible, at the option of the Holder thereof, at any time and from time to time beginning on and after the third (3rd) anniversary of the Effective Date, and without the payment of additional consideration by the Holder thereof, into such number of fully paid and nonassessable Class A Common Units as is determined by dividing the Conversion Balance (as defined below) of such Class B Preferred Unit by the applicable Class B Preferred Unit Conversion Price (as defined below) in effect at the time of conversion. For the avoidance of doubt, no Holder of Class B Preferred Units may elect to convert its Class B Preferred Units into Class A Common Units prior to the third (3rd) anniversary of the Effective Date. The “Conversion Balance” of each Class B Preferred Unit shall mean an amount equal to the sum of (x) the Class B Preferred Unit Original Issue Price plus (y) any accrued and unpaid distributions on such Class B Preferred Unit as of the Conversion Time; provided, however, that, upon receiving written notice from a Holder exercising the option to convert Class B Preferred Units, the Company may, at its election and within ten (10) Business Days of such receipt of written notice from the converting Holder, pay to the converting Holder the amount of any such accrued and unpaid distributions in cash in lieu of converting such amount into Class A Common Units, in which case the Conversion Balance for purposes of determining the number of Class A Common Units issuable upon conversion shall be equal to the Class B Preferred Unit Original Issue Price only. The applicable “Class B Preferred Unit Conversion Price” shall initially be equal to the Class B Preferred Unit Original Issue Price. (b) Mechanics of Conversion. (i) Notice of Conversion. In order for a Holder of Class B Preferred Units to voluntarily convert Class B Preferred Units into Class A Common Units, such Holder shall provide written notice to the Company that such Holder elects to convert all or any number of the Units of the Class B Preferred Units and, if applicable, any event on which such conversion is contingent. Such notice shall state such Holder’s name or the names of the Member(s) in which such Holder wishes the Class B Preferred Units to be issued. The close of business on the date of receipt by the Company of such notice shall be the time of conversion (the “Conversion Time”), and the Class B Preferred Units issuable upon conversion of the specified Units shall be deemed to be outstanding of record as of such date.

19 (ii) Reservation of Units. To the extent that the number of authorized Class A Common Units is ever limited, the Company shall at all times when the Class B Preferred Units shall be outstanding, reserve and keep available out of its authorized but unissued Units, for the purpose of effecting the conversion of the Class B Preferred Units, such number of its duly authorized Class A Common Units as shall from time to time be sufficient to effect the conversion of all outstanding Class B Preferred Units; and if at any time the number of authorized but unissued Class A Common Units shall not be sufficient to effect the conversion of all then outstanding Class B Preferred Units, the Company shall take such corporate action as may be necessary to increase its authorized but unissued Class A Common Units to such number of Class A Common Units as shall be sufficient for such purposes, including engaging in best efforts to obtain the requisite Holder approval of any necessary amendment to this Agreement. (iii) Effect of Conversion. All Class B Preferred Units surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such Class B Preferred Units shall immediately cease and terminate at the Conversion Time. Any Class B Preferred Units so converted shall be retired and cancelled and may not be reissued as Units of such series, and the Company may thereafter take such appropriate action (without the need for Holder action) as may be necessary to reduce the authorized number of Class B Preferred Units accordingly. (iv) Taxes. The Company shall pay any and all transfer taxes that may be payable in respect of any issuance or delivery of Class A Common Units upon conversion of Class B Preferred Units pursuant to this Section 5.4(a). The Company shall not, however, be required to pay any other tax or any transfer tax which may be payable in respect of any transfer involved in the issuance and delivery of Class A Common Units in a name other than that in which the Class B Preferred Units so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid. (c) Adjustments to Class B Preferred Unit Conversion Price for Diluting Issues. (i) Special Definitions. For purposes of this Section 5.4(a), the following definitions shall apply. (A) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Class A Common Units or Convertible Securities. (B) “Class B Preferred Unit Original Issue Date” shall mean the date on which the first Class B Preferred Unit was issued. (C) “Convertible Securities” shall mean any evidences of Indebtedness, Units or other securities directly or indirectly convertible into or exchangeable for Class A Common Units, but excluding Options. (D) “Additional Class A Common Units” shall mean all Class A Common Units issued (or, pursuant to Section 5.4(e) below, deemed to be issued) by the Company after the Class B Preferred Unit Original Issue Date, other than

20 (1) the following Class A Common Units and (2) Class A Common Units deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”): (1) Class A Common Units, Options or Convertible Securities issued as a distribution on or conversion of the Class B Preferred Units; (2) Class A Common Units, Options or Convertible Securities issued by reason of a distribution, equity split, split-up or other distribution on Class A Common Units pursuant to Section 5.4(i), 5.4(j), 5.4(k) or 5.4(l); (3) Class A Common Units, Options or Convertible Securities issued to employees or directors of, or consultants or advisors to, the Company or any of its Subsidiaries pursuant to a plan, agreement or arrangement approved by the Board; (4) Class A Common Units or Convertible Securities actually issued upon the exercise of Options or Class A Common Units actually issued upon the conversion or exchange of Convertible Securities outstanding as of or issuable as of the Class B Preferred Unit Original Issue Date, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security; (5) Class A Common Units issuable upon adjustment of the Class B Preferred Unit Conversion Price pursuant to Section 5.4(f) of this Agreement; (6) Class A Common Units, Options or Convertible Securities issued to banks, equipment lessors or other financial institutions, pursuant to a debt financing or commercial transaction approved by the Board; (7) Class A Common Units, Options or Convertible Securities issued to suppliers or third-party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board; (8) Class A Common Units, Options or Convertible Securities issued pursuant to the acquisition of another corporation, limited liability company or other entity by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, in each case, approved by the Board; or (9) Class A Common Units, Options or Convertible Securities that are otherwise excluded by unanimous consent of the Class B Preferred Majority. (d) No Adjustment of Class B Preferred Unit Conversion Price. No adjustment in the applicable Class B Preferred Unit Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Class A Common Units if the Company receives written notice from the Holders of a majority of the then-outstanding Class B Preferred Units, voting together as a separate class, agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Class A Common Units; provided that any such vote by the Holders of the Class B Preferred Units must include the affirmative consent of Blue Owl.

21 (e) Deemed Issue of Additional Class A Common Units. (i) If the Company at any time or from time to time after the Class B Preferred Unit Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of Holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of Class A Common Units (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Class A Common Units issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date. (ii) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Class B Preferred Unit Conversion Price pursuant to the terms of Section 5.4(f), are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (A) any increase or decrease in the number of Class A Common Units issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (B) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then, effective upon such increase or decrease becoming effective, the Class B Preferred Unit Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Class B Preferred Unit Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this clause (ii) shall have the effect of increasing the Class B Preferred Unit Conversion Price to an amount which exceeds the lower of (1) the Class B Preferred Unit Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (2) the Class B Preferred Unit Conversion Price that would have resulted from any issuances of Additional Class A Common Units (other than deemed issuances of Additional Class A Common Units as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date. (iii) If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Class B Preferred Unit Conversion Price pursuant to the terms of Section 5.4(f) (either because the consideration per Unit (determined pursuant to Section 5.4(g)) of the Additional Class A Common Units subject thereto was equal to or greater than the Class B Preferred Unit Conversion Price then in effect, or because such Option or Convertible Security was issued before the Class B Preferred Unit Original Issue Date), are revised after the Class B Preferred Unit Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option

22 or Convertible Security) to provide for either (A) any increase in the number of Class A Common Units issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (B) any decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Class A Common Units subject thereto (determined in the manner provided in Section 5.4(e)(i)) shall be deemed to have been issued effective upon such increase or decrease becoming effective. (iv) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Class B Preferred Unit Conversion Price pursuant to the terms of Section 5.4(f), the Class B Preferred Unit Conversion Price shall be readjusted to such Class B Preferred Unit Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued. (v) If the number of Class A Common Units issuable upon the exercise, conversion or exchange of any Option or Convertible Security, or the consideration payable to the Company upon such exercise, conversion or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Class B Preferred Unit Conversion Price provided for in this Section 5.4(e) shall be effected at the time of such issuance or amendment based on such number of Units or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (ii) and (iii) of this Section 5.4(e)). If the number of Class A Common Units issuable upon the exercise, conversion or exchange of any Option or Convertible Security, or the consideration payable to the Company upon such exercise, conversion or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Class B Preferred Unit Conversion Price that would result under the terms of this Section 5.4(e) at the time of such issuance or amendment shall instead be effected at the time such number of Units or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Class B Preferred Unit Conversion Price that such issuance or amendment took place at the time such calculation can first be made. (f) Adjustment of Conversion Price Upon Issuance of Additional Class A Common Units. In the event the Company shall at any time after the Class B Preferred Unit Original Issue Date issue Additional Class A Common Units (including Additional Class A Common Units deemed to be issued pursuant to Section 5.4(e)), without consideration or for a consideration per Unit less than any Class B Preferred Unit Conversion Price in effect immediately prior to such issue, then such Class B Preferred Unit Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula: CP2 = CP1 * (A + B) ÷ (A + C). For purposes of the foregoing formula, the following definitions shall apply:

23 (i) “CP2” shall mean the applicable Class B Preferred Unit Conversion Price in effect immediately after such issue of Additional Class A Common Units; (ii) “CP1” shall mean the applicable Class B Preferred Unit Conversion Price in effect immediately prior to such issue of Additional Class A Common Units; (iii) “A” shall mean the number of Class A Common Units outstanding immediately prior to such issue of Additional Class A Common Units (treating for this purpose as outstanding all Class A Common Units issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Class B Preferred Units) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue); (iv) “B” shall mean the number of Class A Common Units that would have been issued if such Additional Class A Common Units had been issued at a price per unit equal to CP1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by CP1); and (v) “C” shall mean the number of such Additional Class A Common Units issued in such transaction. (g) Determination of Consideration. For purposes of this Section 5.4(g), the consideration received by the Company for the issue of any Additional Class A Common Units shall be computed as follows: (i) Cash and Property: Such consideration shall: (A) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest; (B) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and (C) in the event Additional Class A Common Units are issued together with other Units or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board. (ii) Options and Convertible Securities. The consideration per Unit received by the Company for Additional Class A Common Units deemed to have been issued pursuant to Section 5.4(e), relating to Options and Convertible Securities, shall be determined by dividing: (A) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for

24 a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (B) the maximum number of Class A Common Units (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities. (h) Multiple Closing Dates. In the event the Company shall issue on more than one date Additional Class A Common Units that are a part of one transaction or a series of related transactions and that would result in an adjustment to a Class B Preferred Unit Conversion Price pursuant to the terms of Section 5.4(f), then, upon the final such issuance, such Class B Preferred Unit Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period). (i) Adjustment for Splits and Combinations. If the Company shall at any time or from time to time after the Class B Preferred Unit Original Issue Date effect a subdivision of the outstanding Class A Common Units, each Class B Preferred Unit Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of Class A Common Units issuable on conversion of each Unit of such series shall be increased in proportion to such increase in the aggregate number of Class A Common Units outstanding. If the Company shall at any time or from time to time after the Class B Preferred Unit Original Issue Date combine the outstanding Class A Common Units, each Class B Preferred Unit Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of Class A Common Units issuable on conversion of each Unit of such series shall be decreased in proportion to such decrease in the aggregate number of Class A Common Units outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective. (j) Adjustment for Certain Distributions. In the event the Company at any time or from time to time after the Class B Preferred Unit Original Issue Date shall make or issue, or fix a record date for the determination of Holders of Class A Common Units entitled to receive, a distribution payable on Class A Common Units in additional Class A Common Units, then and in each such event each Class B Preferred Unit Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying each Class B Preferred Unit Conversion Price then in effect by a fraction; (i) the numerator of which shall be the total number of Class A Common Units issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

25 (ii) the denominator of which shall be the total number of Class A Common Units issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Class A Common Units issuable in payment of such distribution. Notwithstanding the foregoing, (A) if such record date shall have been fixed and such distribution is not fully paid or if such distribution is not fully made on the date fixed therefor, each Class B Preferred Unit Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter each Class B Preferred Unit Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such distributions; and (B) that no such adjustment shall be made if the Holders of Class B Preferred Units simultaneously receive a distribution of Class A Common Units in a number equal to the number of Class A Common Units as they would have received if all outstanding Class B Preferred Units had been converted into Class A Common Units on the date of such event. (k) Adjustments for Other Distributions. In the event the Company at any time or from time to time after the Class B Preferred Unit Original Issue Date shall make or issue, or fix a record date for the determination of Holders of Class A Common Units entitled to receive, a distribution payable in securities of the Company (other than a distribution of Class A Common Units in respect of outstanding Class A Common Units) or in other property, then and in each such event the Holders of Class B Preferred Units shall receive, simultaneously with the distribution to the Holders of Class A Common Units, a distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding Class B Preferred Units had been converted into Class A Common Units on the date of such event. (l) Adjustment for Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Class A Common Units (but not the Class B Preferred Units) are converted into or exchanged for securities, cash or other property (other than a transaction covered by Section 5.4(i), 5.4(j) or 5.4(k)), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each Class B Preferred Unit shall thereafter be convertible in lieu of the Class A Common Units into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a Holder of the number of Class A Common Units of the Company issuable upon conversion of one Class B Preferred Unit immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this Section 5.4 with respect to the rights and interests thereafter of the Holders of the Class B Preferred Units, to the end that the provisions set forth in this Section 5.4 (including provisions with respect to changes in and other adjustments of each Class B Preferred Unit Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Class B Preferred Units.

26 (m) Earn-Out Adjustment to Class B Preferred Unit Conversion Price. (i) For purposes of this Section 5.4(m), the following definitions shall apply: (A) “Cumulative Consolidated EBITDA” shall mean the cumulative consolidated earnings before interest, taxes, depreciation and amortization generated by the Company and its Subsidiaries during the Earn-Out Measurement Period, calculated on a consolidated basis in accordance with the Company’s accounting policies consistently applied and as determined in good faith by the Board. (B) “Earn-Out Measurement Period” shall mean the period commencing on January 1, 2026 and ending on December 31, 2029. (C) “EBITDA Ceiling” shall mean $64,200,000. (D) “EBITDA Floor” shall mean $45,000,000. (E) “Initial Implied Valuation” shall mean $80,000,000. (F) “Maximum Earn-Out Adjusted Implied Valuation” shall mean $120,000,000. (G) “Maximum Earn-Out Ratchet Amount” shall mean $40,000,000. (H) “Realized Earn-Out Ratchet Amount” shall mean the portion (which may be zero) of the Maximum Earn-Out Ratchet Amount that is realized based on the Cumulative Consolidated EBITDA generated during the Earn-Out Measurement Period, as determined in accordance with Section 5.4(m)(iii) below. An illustrative calculation of the Realized Earn-Out Ratchet Amount, including a model Cumulative Consolidated EBITDA calculation, is attached as Annex C hereto. (ii) Subject to the terms and conditions of this Section 5.4(m), the Class B Preferred Unit Conversion Price shall be subject to adjustment to reflect an increase in the as- converted implied valuation of the Company from the Initial Implied Valuation up to the Maximum Earn-Out Adjusted Implied Valuation, based on the Cumulative Consolidated EBITDA generated by the Company and its Subsidiaries during the Earn-Out Measurement Period (any such adjustment, an “Earn-Out Adjustment”). The Earn-Out Adjustment shall be cashless, shall not require any additional Capital Contributions or other payments by any Member and shall be reflected solely in a change to the Class B Preferred Unit Conversion Price and the resulting as- converted ownership percentages of the Members. (iii) Following the expiration of the Earn-Out Measurement Period and the final determination of the Cumulative Consolidated EBITDA pursuant to this Section 5.4(m), the Class B Preferred Unit Conversion Price shall be adjusted (the “Earn-Out Adjusted Conversion Price”) in accordance with the following formula:

27 Earn-Out Adjusted Conversion Price = EO-CP × (Applicable Earn-Out Implied Valuation ÷ Initial Implied Valuation), where “EO-CP” means the Class B Preferred Unit Conversion Price in effect immediately prior to the Earn-Out Adjustment (without giving effect to the Earn-Out Adjustment) and “Applicable Earn-Out Implied Valuation” means the Initial Implied Valuation plus the Realized Earn-Out Ratchet Amount (as determined below). The Realized Earn-Out Ratchet Amount shall be determined as follows: (A) If the Cumulative Consolidated EBITDA is less than or equal to the EBITDA Floor, the Realized Earn-Out Ratchet Amount shall be zero, no Earn-Out Adjustment shall be made, and the Class B Preferred Unit Conversion Price shall remain unchanged pursuant to this Section 5.4(m) (i.e., the Applicable Earn-Out Implied Valuation shall equal the Initial Implied Valuation). (B) If the Cumulative Consolidated EBITDA is equal to or greater than the EBITDA Ceiling, the Realized Earn-Out Ratchet Amount shall equal the Maximum Earn-Out Ratchet Amount and the Applicable Earn-Out Implied Valuation shall equal the Maximum Earn-Out Adjusted Implied Valuation. Accordingly, the Earn-Out Adjusted Conversion Price shall equal EO-CP × ($120,000,000 ÷ $80,000,000), or EO-CP × 1.5. (C) If the Cumulative Consolidated EBITDA is greater than the EBITDA Floor but less than the EBITDA Ceiling, the Realized Earn-Out Ratchet Amount shall be determined on a ratable basis by linear interpolation, equal to the Maximum Earn-Out Ratchet Amount × ((Cumulative Consolidated EBITDA – EBITDA Floor) ÷ (EBITDA Ceiling – EBITDA Floor)). The Applicable Earn-Out Implied Valuation shall equal the Initial Implied Valuation plus the Realized Earn- Out Ratchet Amount, and the Earn-Out Adjusted Conversion Price shall be calculated in accordance with the formula set forth above. By way of example, if the Cumulative Consolidated EBITDA generated by the Company and its Subsidiaries during the Earn-Out Measurement Period is $54,600,000 (representing 50% interpolation between the EBITDA Floor and the EBITDA Ceiling), then the Realized Earn-Out Ratchet Amount would be $20,000,000 (50% of the Maximum Earn-Out Ratchet Amount), the Applicable Earn-Out Implied Valuation would be $100,000,000, and the Earn-Out Adjusted Conversion Price would equal EO-CP × ($100,000,000 ÷ $80,000,000), or EO-CP × 1.25. (iv) As promptly as reasonably practicable following the expiration of the Earn- Out Measurement Period, and in any event not later than sixty (60) days following December 31, 2029, the Board shall determine the Cumulative Consolidated EBITDA for the Earn-Out Measurement Period and shall deliver to each Holder of Class B Preferred Units a certificate setting forth in reasonable detail the calculation of the Cumulative Consolidated EBITDA and the resulting Earn-Out Adjustment (if any) to the Class B Preferred Unit Conversion Price, together with reasonable supporting documentation for such calculation. Each Holder of Class B Preferred Units shall have sixty (60) days following receipt of such certificate and reasonable supporting documentation to review and raise any objection in writing to the Board. If no objection is raised

28 within such period, the determination set forth in the certificate shall be final and binding on all Members. If a Holder of Class B Preferred Units raises a timely objection, the Board and such Holder shall negotiate in good faith to resolve the dispute within sixty (60) days following receipt of such objection, and, if the parties are unable to resolve such dispute within such period, the dispute shall be submitted to an independent accounting firm of national reputation mutually acceptable to the Board and the objecting Holder(s), whose determination shall be final and binding on all Members, with the costs of such independent accounting firm to be borne by the party whose calculation of Cumulative Consolidated EBITDA for the Earn-Out Measurement Period has the greatest absolute deviation from the independent accounting firm’s determination; provided that if both parties’ proposals deviate equally, then such costs shall be divided evenly; provided further that if (A) only one Holder of Class B Preferred Units raises a timely objection pursuant to this Section 5.4(m)(iv), (B) such objection results in a lower Class B Preferred Unit Conversion Price than set forth in the original certificate delivered by the Board pursuant to this Section 5.4(m)(iv), and (C) such Holder is nonetheless required to bear the costs of the independent accounting firm pursuant to this Section 5.4(m)(iv), then all Holders of Class B Preferred Units shall bear the costs of the independent accounting firm on a pro rata basis. (v) The Earn-Out Adjustment is a one-time adjustment that shall only be determined and applied following the expiration of the Earn-Out Measurement Period (or, if earlier, upon an Earn-Out Acceleration Event pursuant to Section 5.4(m)(vi)). Upon the effectiveness of the Earn-Out Adjustment, the Earn-Out Adjusted Conversion Price shall become the then-effective Class B Preferred Unit Conversion Price for all purposes of this Agreement and shall serve as the baseline for any subsequent adjustments under this Section 5.4. (vi) If, prior to the final determination of the Earn-Out Adjustment pursuant to Section 5.4(m)(iv), any of the following events occurs (each, an “Earn-Out Acceleration Event”): (1) a Mandatory Conversion Time is established pursuant to Section 5.5 or (2) a Liquidation Event or Company Sale is consummated or approved pursuant to Article XI or Section 10.4, then the Earn-Out Adjustment shall be accelerated and determined in accordance with this Section 5.4(m)(vi) immediately prior to the consummation of such Earn-Out Acceleration Event. (A) Upon the occurrence of an Earn-Out Acceleration Event, the Board shall determine the Cumulative Consolidated EBITDA actually generated by the Company and its Subsidiaries during the period from January 1, 2026 through the last day of the most recently completed month ending on or prior to the date of such Earn-Out Acceleration Event (such period, the “Truncated Measurement Period” and such amount, the “Truncated EBITDA”). The “Annualized Cumulative EBITDA” shall then be calculated as follows: Annualized Cumulative EBITDA = Truncated EBITDA × (4 ÷ number of full years elapsed in the Truncated Measurement Period, calculated to two decimal places based on the actual number of days elapsed divided by 365). The Annualized Cumulative EBITDA shall be used in lieu of the Cumulative Consolidated EBITDA for all purposes of Section 5.4(m)(iii), and the Earn-Out Adjusted Conversion Price shall be calculated accordingly. (B) The Board shall calculate the Annualized Cumulative EBITDA and the resulting Earn-Out Adjustment as promptly as reasonably practicable following

29 the occurrence of the Earn-Out Acceleration Event, and in any event prior to the consummation of such Earn-Out Acceleration Event. The Board shall deliver to each Holder of Class B Preferred Units a certificate setting forth in reasonable detail the calculation of the Truncated EBITDA, the Annualized Cumulative EBITDA and the resulting Earn-Out Adjustment, together with reasonable supporting documentation for such calculation. Each Holder of Class B Preferred Units shall have twenty (20) days following receipt of such certificate to raise any objection in writing to the Board. If a timely objection is raised, the dispute shall be resolved in accordance with the procedures set forth in Section 5.4(m)(iv) (including referral to an independent accounting firm), except that the parties shall use commercially reasonable efforts to resolve any such dispute prior to the consummation of the Earn-Out Acceleration Event. In the event the dispute cannot be resolved prior to consummation, the Earn-Out Adjustment shall be applied on a provisional basis using the Board’s determination, and a true-up payment shall be made promptly following the final resolution of the dispute. (C) For the avoidance of doubt, the Earn-Out Adjustment as determined pursuant to this Section 5.4(m)(vi) shall be applied to the Class B Preferred Unit Conversion Price immediately prior to the consummation of the Earn-Out Acceleration Event, and the resulting Earn-Out Adjusted Conversion Price shall be used for all purposes of calculating (1) the number of Class A Common Units issuable upon any conversion of Class B Preferred Units in connection with such event, (2) the as-converted value component of the Class B Preferred Redemption Price under Section 10.5(a)(ii), (3) the as-converted value component of the Call Option Price under Section 10.6(b), and (4) the as-converted value component of the Class B Preferred Liquidation Election under Section 11.2(b). Once determined and applied, the Earn-Out Adjustment under this Section 5.4(m)(vi) shall be the final Earn-Out Adjustment, and no further Earn-Out Adjustment shall be made under Section 5.4(m)(iii) or (iv). (n) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of a Class B Preferred Unit Conversion Price pursuant to this Section 5.4 (other than Section 5.4(m), which shall be governed exclusively by Section 5.4(m)(iv) and, if applicable, Section 5.4(m)(vi), and not by this Section 5.4(n)), the Company at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of applicable Class B Preferred Units a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which such Class B Preferred Units are convertible) and showing in detail the facts upon which such adjustment or readjustment is based, together with reasonable supporting documentation for such calculation. The Company shall, as promptly as reasonably practicable after the written request at any time of any Holder of Class B Preferred Units (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such Holder a certificate setting forth (i) each Class B Preferred Unit Conversion Price then in effect, and (ii) the number of Common Units and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Class B Preferred Units.

30 5.5 Mandatory Conversion. (a) Trigger Events. Upon the date and time, or the occurrence of an event, specified by unanimous vote or written consent of the Holders of Class B Preferred Units (the time of such closing or the date and time specified or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”), then (i) all outstanding Class B Preferred Units shall automatically be converted into Class A Common Units, at the then effective conversion rate (after giving effect to any Earn-Out Adjustment, including any accelerated Earn-Out Adjustment pursuant to Section 5.4(m)(vi), if applicable) and (ii) such Units may not be reissued by the Company. (b) Procedural Requirements. All Holders of record of Class B Preferred Units shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such Class B Preferred Units pursuant to this Section 5.5. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Upon receipt of such notice, each Holder of Class B Preferred Units in certificated form shall surrender his, her or its certificate or certificates for all such shares (or, if such Holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate) to the Company at the place designated in such notice. If so required by the Company, any certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered Holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Class B Preferred Units converted pursuant to Section 5.5, including the rights, if any, to receive notices and vote (other than as a Holder of Class A Common Units), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the Holder or Holders thereof to surrender any certificates at or prior to such time), except only the rights of the Holders thereof, upon surrender of any certificate or certificates of such Holders (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Section 5.5. As soon as practicable after the Mandatory Conversion Time and, if applicable, the surrender of any certificate or certificates (or lost certificate affidavit and agreement) for Class B Preferred Units, the Company shall (i) issue and deliver to such Holder, or to his, her or its nominees, a certificate or certificates for the number of full Class A Common Units issuable on such conversion in accordance with the provisions hereof and (ii) pay cash in lieu of any fraction of a Class A Common Unit otherwise issuable upon such conversion and the payment of any declared but unpaid distributions on the shares of Class B Preferred Units converted. Such converted Class B Preferred Units shall be retired and cancelled and may not be reissued as units of such series, and the Company may thereafter take such appropriate action (without the need for unitholder action) as may be necessary to reduce the authorized number of shares of Class B Preferred Units accordingly. Article VI Contributions 6.1 Capital Contribution. The value of any Capital Contribution by a new Member and the terms upon which such Capital Contribution will be made will be as agreed upon by the Board and as provided in such Member’s subscription or other Unit purchase agreement, if any, and, in

31 the case of an existing Member’s Capital Contribution, as set forth on Annex A. No interest will accrue on any Capital Contribution. 6.2 Additional Contributions; Preemptive Rights. (a) Additional Contributions. No Member will be obligated to make any Capital Contribution to the Company in addition to its initial Capital Contribution. Subject to the approval of the CEO and Section 6.2(b), the Members may be permitted from time to time to make additional Capital Contributions if the Chief Financial Officer determines that such additional Capital Contributions are necessary or appropriate for the conduct of the Company’s business and affairs, including expansion or diversification. (b) Preemptive Rights. (i) Subject to the provisions of this Agreement, including Section 3.3 hereof, at any time following the Effective Date, if the Company or any of its Subsidiaries (excluding any project-level investment vehicle) proposes to issue (A) additional Units, (B) other Equity Securities, (C) other securities convertible or exchangeable for Units or other Equity Securities of the Company, or (D) debt securities (with the exception of any issuance (1) in connection with any public offering or any offering of debt securities (that are not convertible into Units or other Equity Securities) to third-party lenders that are not Affiliated with any of Air T or Blue Owl, (2) in connection with any Unit or other Equity Security split, subdivision, conversion, exercise, dividend or distribution, (3) pursuant to an Incentive Compensation Plan validly entered into and established in accordance with this Agreement, (4) to the Company or a wholly owned Subsidiary of the Company, (5) of any Exempted Securities or (6) by any project-level investment vehicle of the Company or any of its Subsidiaries in connection with the equity capitalization of any Asset Production Transaction (it being understood that the rights and procedures set forth in the Side Letter shall govern the issuances contemplated by this clause (6) in lieu of this Section 6.2(b))) (a “New Issuance”), then the Company shall, or shall cause its Subsidiary to, as applicable, provide written notice to each Member holding Class A Common Units or Class B Preferred Units (each, an “Eligible Member”) of such anticipated issuance no later than ten (10) Business Days prior to the anticipated issuance date (such notice, the “Preemptive Rights Notice”). Existing classes of Units being offered pursuant to this Section 6.2(b) shall maintain the same terms and conditions (including distribution priority and other rights reflected herein) except as otherwise agreed by the requisite Members in accordance with this Agreement. The Preemptive Rights Notice shall set forth the material terms and conditions of the New Issuance, including the number of Units or other Equity Securities or the aggregate face amount of the debt securities anticipated to be issued, the terms of the security to be issued in the New Issuance and, in the case of a New Issuance of Equity Securities of any Subsidiary of the Company, the securities of the Company that each Eligible Member is eligible to purchase in lieu of the Equity Securities of the Subsidiary of the Company, the proposed purchase price for such securities and the anticipated issuance date. Subject to the terms and conditions of this Section 6.2(b), each Eligible Member shall have the right to purchase up to a number of such new Units or other securities equal to (x) the number of Units or other securities that the Company or its Subsidiary, as applicable, proposes to issue on the relevant issuance date, multiplied by (y) a fraction, the numerator of which is the number of Units held by the relevant Eligible Member immediately prior to such issuance date, and the denominator of which is the aggregate number of Units held by all Eligible Members immediately prior to such

32 issuance date (such number, the Eligible Member’s “Pro Rata Portion”) (which, in the case of a New Issuance by a Subsidiary of the Company, will be determined by the Board on a “look- through” basis) at the same price and on the same terms and conditions as specified in the Preemptive Rights Notice by delivering an irrevocable written notice (a “Preemptive Rights Election Notice”) to the Company no later than seven (7) Business Days following such Eligible Member’s receipt of the Preemptive Rights Notice (the “Preemptive Rights Response Period”), setting forth the number or amount of such new Units or other securities for which such right is exercised. Each Eligible Member delivering a Preemptive Rights Election Notice shall also specify in such notice the maximum number or amount of new Units or other securities such Eligible Member would be willing to purchase in the event any other Eligible Member elects to purchase less than its Pro Rata Portion of such new securities. (A) If any Eligible Member elects not to purchase its full Pro Rata Portion of such new Units or other securities, the Company or its Subsidiary, as the case may be, shall allocate any remaining amount among those Eligible Members (pro rata in accordance with the Units then held by each such Eligible Member) who have indicated in their notice to the Company or its Subsidiary, as the case may be, a desire to purchase new Units or other securities in excess of their respective Pro Rata Portions (it being understood that if Eligible Members elect to purchase more new Units or other securities than remain available for sale, such allocation shall be made pro rata in accordance with the Units then held by each such Eligible Member); provided that no Eligible Member shall be required to purchase more new Units or other securities than the maximum number set forth in such Eligible Member’s irrevocable written notice. In the event an Eligible Member fails to deliver a valid Preemptive Rights Election Notice to the Company prior to the expiration of the Preemptive Rights Response Period, such Eligible Member shall cease to have any rights under this Section 6.2(b) solely with respect to such New Issuance. (B) The Company shall, and the Board and any Officer (as defined below) of the Company is hereby authorized to, amend any Schedule to this Agreement as necessary to reflect the purchase by any Eligible Member of new Units or other securities in accordance with the terms of this Section 6.2(b). (ii) In the event that any Eligible Members have preemptive rights with respect to a New Issuance and such Eligible Members do not purchase all such Units or other securities offered in such New Issuance in accordance with the procedures set forth in Section 6.2(b)(i), the Company, or such Subsidiary, shall have ninety (90) days (provided that, if the Company, or such Subsidiary, signs a definitive agreement to sell such Units or other securities within such time period, such period shall be extended by the period of time reasonably necessary to obtain any necessary regulatory approval of such sale) after the anticipated issuance date specified in the Preemptive Rights Notice to sell to other Persons (including any Member) the remaining new membership interests or other securities at the same price and on the same terms and conditions specified in the Preemptive Rights Notice. If the Company, or such Subsidiary, as the case may be, fails to sell such new Units or other securities within ninety (90) days (provided that, if the Company signs a definitive agreement to sell such new securities within such time period, such period shall be extended by the period of time necessary to obtain regulatory approval of such sale)

33 of the anticipated issuance date provided in the Preemptive Rights Notice, the Company or such Subsidiary shall not thereafter issue or sell such new Units or other securities without first offering such new securities to the Eligible Members in the manner provided in, and to the extent required by, Section 6.2(b)(i). The Company shall, and the Board and any Officer of the Company is authorized to, amend any Schedule to this Agreement as necessary to reflect the purchase by any Person of new Units or other securities in accordance with the terms of this Section 6.2(b)(ii). (iii) Any election not to, or inability of an Eligible Member to, exercise its preemptive rights under this Section 6.2(b) in any one instance shall not affect its right (other than in respect of any reduction in its percentage holdings) as to any future issuances under this Section 6.2(b). 6.3 Return of and Obligation for Capital Contributions. Except as otherwise provided in this Agreement or as required by a non-waivable provision of the Delaware Act, no Member will have the right to withdraw, or receive any return of such Member’s Capital Contributions, for so long as the Company continues in existence. If any Member withdraws from the Company pursuant to the terms hereof, such Member will remain obligated for any unpaid Capital Contributions. Neither the Company nor the Board guarantees the return of all or any portion of any Member’s Capital Contribution or profit for the Members from the operations of the Company. Article VII Capital Accounts; Distributions; Allocations 7.1 Capital Accounts. A separate Capital Account will be maintained for each Holder on the books of the Company in accordance with the provisions of Annex B (each, a “Capital Account”). 7.2 Distributions. (a) From and after the date of the issuance of any Class B Preferred Units, distributions shall accrue on such Class B Preferred Units at an annual rate equal to 10.0% of the Class B Preferred Unit Original Issue Price per Class B Preferred Unit (the “Accruing Distributions”). The Accruing Distributions shall accrue from day to day, whether or not declared, and shall be cumulative. Such Accruing Distributions shall be payable quarterly in arrears on the last Business Day of each calendar quarter (each, a “Preferred Distribution Payment Date”). The Accruing Distributions shall be comprised of two fifty percent (50%) increments (the first fifty percent (50%) increment, the “Cash Election Distribution,” and the second fifty percent (50%) increment, the “PIK Distribution”), which, for the avoidance of doubt, shall be paid together on each Preferred Distribution Payment Date. (i) The Company may elect, upon determination by the Board in its sole discretion, to pay the Cash Election Distribution in cash or by increasing the Conversion Balance of each Class B Preferred Unit by the amount of such unpaid distribution (“PIK Interests”), provided that before any cash distributions (other than Tax Distributions, which may be paid to Holders of Class A Common Units, Class B Preferred Units and PI Units in advance of any other distributions to Holders of Class B Preferred Units) may be declared, paid or set apart for payment on, or applied to the repurchase or redemption of, any Class A Common Units, PI Units or any

34 other class of units that may be issued by the Company, all accrued and unpaid Cash Election Distributions must be paid in full in cash. The Chief Financial Officer shall provide written notice to the Holders of Class B Preferred Units of its election to pay the Cash Election Distribution in cash or PIK Interests no later than five (5) Business Days prior to the applicable Preferred Distribution Payment Date. In the absence of such notice, such distribution shall be deemed to be paid in PIK Interests. (ii) The Company shall pay the PIK Distribution in PIK Interests; provided that the PIK Distribution shall be deemed not payable to the extent that the Applicable Liquidation Preference Satisfaction occurs as of the relevant point of measurement with respect to such Preferred Distribution Payment Date; provided further, that, to the extent that the sum of (x) the PIK Distribution, (y) the Cash Election Distribution, and (z) any distributions paid pursuant to Section 7.2(b) would cause the aggregate amount of distributions accrued on any Class B Preferred Unit in an applicable calendar year to exceed 10.0% of the Class B Preferred Unit Original Issue Price for such Class B Preferred Unit (such excess amount, the “Distribution Excess”), then the portion of the PIK Distribution for such Class B Preferred Unit for such calendar year that is equivalent to the Distribution Excess shall be deemed not payable for such Class B Preferred Unit for such calendar year. (b) In addition to the Accruing Distributions, the Holders of Class B Preferred Units shall be entitled to participate in any distributions (other than Tax Distributions, which each Holder of Class B Preferred Units will be entitled to receive pursuant to Section 7.2(e)) paid to Holders of Class A Common Units that, on a per-Unit basis, exceed the per-Unit rate of the Accruing Distributions (calculated on an annualized basis), on an as-converted basis (as if each Class B Preferred Unit had been converted into Class A Common Units at the then-applicable Class B Preferred Unit Conversion Price immediately prior to the record date for such distribution). (c) Other than Tax Distributions and subject to Section 7.2(a), distributions will be made to the Holders at the times and in the aggregate amounts determined by the Chief Financial Officer; provided that such distributions are either (i) consistent with a Board-approved annual budget or (ii) would not reasonably be expected to impede the Company’s ability to meet a Board- approved annual budget. (d) Any distributions under this Agreement will be made to the Holders in accordance with their respective Percentage Interests, except as otherwise provided in this Section 7.2 or Section 11.2. Notwithstanding anything to the contrary herein, with respect to PI Units, the amounts otherwise distributable in respect of such Units pursuant to this Section 7.2 (other than Tax Distributions) and Section 11.2 shall be subject to the Distribution Hurdle applicable to such Unit. (e) Notwithstanding anything to the contrary in this Agreement, the Company shall make distributions to each Holder, within ten (10) days after the end of each of the third, fifth, eighth and eleventh months of each applicable taxable year of the Company, equal to the product of (x) the net taxable income of the Company allocated to such Holder pursuant to Article 4 of Annex B of this Agreement for the applicable tax year (less any net taxable losses allocated to such Holder by the Company for any prior tax year to the extent that such loss, deduction or credit has not previously reduced distributions to such Holder pursuant to this Section 7.2(e))7.2(e) and

35 (y) the applicable tax rate, which shall be equal to the sum of (1) the highest effective marginal U.S. federal income tax rate applicable to such Holder with respect to the relevant character of income allocated to such Holder for such taxable year (taking into account, for the avoidance of doubt, any rate imposed under Section 1411 of the Code with respect to net investment income) and (2) if such Holder is a resident of the United States, the highest effective marginal state and local income tax rate applicable to the relevant character of income allocated to such Holder in New York, New York (any such distribution, a “Tax Distribution”). The Company shall not be required to borrow funds, and no Member shall be required to make any Capital Contribution, in order to enable the Company to make any Tax Distribution. If, on the date the Chief Financial Officer proposes to make a Tax Distribution, the Company’s available cash is insufficient to pay the full amount of such Tax Distribution, the Company shall distribute its available cash to the Holders pro rata in proportion to the amount of the Tax Distribution to which each Holder is otherwise entitled, and any shortfall shall be carried forward and taken into account in computing Tax Distributions for the next succeeding taxable year. Notwithstanding anything to the contrary in this Agreement, Tax Distributions shall be treated as advances against all other distributions. (f) Amounts that are distributed pursuant to this Section 7.2 within seventy-five (75) days after the end of any fiscal year and that are determined by the Chief Financial Officer to be attributable to amounts received by the Company during such fiscal year will be treated as having been distributed during such fiscal year. Notwithstanding anything to the contrary contained in this Agreement, no distribution under this Agreement will contravene § 18-607 of the Delaware Act. (g) The final distributions following dissolution of the Company will be made in accordance with the provisions of Article XI. 7.3 Allocations. Net Income and Net Losses and items thereof shall be allocated among the Holders in accordance with Annex B hereof. 7.4 Withheld Amounts. If any federal, foreign, state or local jurisdiction requires the Company to withhold taxes or other amounts with respect to any Holder’s allocable share of taxable income or any items thereof, or with respect to distributions to any Holder, or, if the Company is required by law to make any payment to a taxing authority that is specifically attributable to a Holder or a Holder’s status as such (including state personal property replacement taxes, state unincorporated business taxes, and any taxes arising under the Partnership Tax Audit Rules), as determined in good faith by the Chief Financial Officer, in any such case, a “Tax Advance,” the Company is authorized to pay such amount to the applicable taxing authority as so required. Any Tax Advance made on behalf of or with respect to a Holder that is withheld from a distribution shall be treated as distributed to such Holder. Any other Tax Advance shall be deemed to be a recourse loan by the Company to such Holder. Any such loan shall bear interest from the date of the Tax Advance until repaid to the Company at a rate reasonably determined by the Chief Financial Officer and shall be repaid upon the sooner of (a) demand by the Company, (b), a reduction in the amount of any distributions that would otherwise have been made to such Holder, and any amount so deducted shall be treated as distributed to the Holder, or (c) offset by the Company against any future distributions otherwise payable to such Holder pursuant to this Agreement, which offset the Chief Financial Officer may effect in its discretion without further notice to such Holder. If the proceeds to the Company from an investment are reduced on account

36 of taxes withheld by any other person (such as an entity in which the Company owns an interest, directly or indirectly), and such taxes are imposed on or otherwise are attributable to one or more of the Holders, as determined in good faith by the Chief Financial Officer, the amount of the reduction shall be treated as if it were paid by the Company as a Tax Advance with respect to the relevant Holder. For the avoidance of doubt, any taxes, penalties and interest payable under the Partnership Tax Audit Rules by the Company or any fiscally transparent entity in which the Company owns an interest and that are allocated to the Holder as determined by the Company in good faith shall be treated as specifically attributable to the Holder. The Company shall use commercially reasonable efforts to allocate the burden of (or any diminution in distributable proceeds resulting from) any such taxes, penalties or interest to those Holders to whom such amounts are specifically attributable (whether as a result of their status (including whether a Holder was a Holder during the reviewed taxable period to which such amounts relate), actions, inactions or otherwise). Neither the Company nor any member of the Board shall be liable for any excess taxes withheld in respect of any Holder’s interest in the Company, and in the event of over- withholding, a Holder’s sole recourse shall be to apply for a refund from the appropriate governmental authority; provided that the Company shall distribute to such Holder any refund of over-withheld taxes actually received by the Company in respect of such Holder. 7.5 Consent to Allocations. Each Member, as a condition of becoming a Member, expressly consents to the foregoing allocations as set forth in this Agreement. Each Member represents and warrants that it is aware of the income tax consequences of such allocations and hereby agrees to be bound by Annex B in reporting its share of the Company’s income and loss for income tax purposes. Each Member further agrees that it shall not, on any federal, state or local income tax return or claim for refund, report any item of income, gain, loss, deduction or credit in a manner that is inconsistent with the treatment of such item on the Company’s tax return as filed, unless such Member has first notified the Company in writing of such inconsistent treatment and, to the extent required by applicable law (including Section 6222 of the Code), has filed any required notice of inconsistent treatment (including IRS Form 8082 or any successor form) with the applicable taxing authority. Each Member acknowledges that any failure to comply with the foregoing may result in adjustments to such Member’s tax liability and potential penalties under applicable Law. 7.6 Federal Tax Matters. (a) The Board shall designate the “partnership representative” of the Company for purposes of the Partnership Tax Audit Rules (the “Tax Matters Representative”); provided, however, that so long as Richard Schacht is the Chief Financial Officer or Treasurer of the Company, Richard Schacht will be the “partnership representative”. The Tax Matters Representative shall have the power to manage and control, on behalf of the Company, any administrative proceeding at the Company level with the Internal Revenue Service or other tax authority. Each Holder hereby agrees to the designation of the Tax Matters Representative (and, if applicable, the Designated Individual) and will take all actions as are necessary or convenient to effect the appointment of the Tax Matters Representative (or Designated Individual). The Tax Matters Representative shall act at the direction of the CEO in performing its duties and exercising its powers as the Tax Matters Representative, and any settlement or resolution of any administrative proceeding at the Company level shall be subject in all cases to the consent of the Board. The Tax Matters Representative shall keep the Holders reasonably informed of all

37 administrative and judicial proceedings and shall furnish to each Holder that requests a copy of each written notice or other written communication received by the Tax Matters Representative from the Internal Revenue Service. For the avoidance of doubt, the Tax Matters Representative’s actions and omissions in such capacity shall be deemed to constitute actions and omissions in such Person’s capacity as an officer of the Company for purposes of Article IX. (b) If the Company receives a notice of proposed partnership adjustment (“NOPPA”) under Section 6231 of the Code that contains a proposed imputed underpayment, then (i) at the direction of the Board the Tax Matters Representative may make a timely request to the Internal Revenue Service for a modification of the proposed imputed underpayment pursuant to Section 6225(c) of the Code and Proposed Regulations Section 301.6225-2 (or any successor regulations or other provisions) if such modification would reduce the amount of the proposed adjustment set forth in the NOPPA and (ii) the Holders shall take such reasonable actions requested by the Tax Matters Representative with respect to the request for modification. The Tax Matters Representative may further, in its reasonable discretion, cause the Company to make the election under Section 6226(a) of the Code to treat any imputed underpayment as an adjustment to be taken into account by each reviewed-year Holder, and shall take any other action (including filings, disclosures and notifications) necessary to effectuate such election. If the Tax Matters Representative makes such push-out election under Section 6226(a), each Holder shall take such adjustment into account as required under Section 6226(b) of the Code, and shall be liable for any related interest, penalty, addition to tax, or additional amounts with respect thereto, whether or not such Holder then holds any interest in the Company. If the Board determines that the Company will not make an election under Section 6226 of the Code, then any “imputed underpayment” (as determined in accordance with Section 6225 of the Code) or any partnership adjustment that does not give rise to an imputed underpayment will be apportioned among the Holders of the Company for the fiscal year in which the adjustment is finalized in such manner as may be necessary (as determined by the Tax Matters Representative and approved by the Board in good faith) so that, to the maximum extent possible, the tax and economic consequences of the partnership adjustment and any associated interest and penalties are borne by the Holders based upon their respective interests in the Company for the reviewed year. Any tax payments (including interest, penalties, and additions to tax) made by the Company on behalf of a Holder will be treated, in the Holder’s discretion, either as a distribution to such Holder, or as an expense incurred by the Company on behalf of such Holder for which such Holder shall promptly reimburse the Company upon receipt of notice thereof from the Company. The obligations of each Holder (and each former Holder) under this Section 7.6 shall survive the Transfer of such Holder’s Units and the dissolution, liquidation and termination of the Company, and shall remain binding for the period necessary to resolve all income tax matters relating to the Company with the Internal Revenue Service or other applicable taxing authority, including any obligation to satisfy imputed underpayments attributable to such Holder’s interest during any reviewed year. (c) Each Holder shall furnish to the Company on a timely basis with such information and forms as the Company may reasonably require and are necessary to prepare and file the Company’s income tax returns, to comply with any laws or rules governing the obligations of withholding tax, to allow the Company or the Holders to be subject to a reduced rate of tax, and to allow the Company to provide information pursuant to Chapter 63 of the Code (including to make any election or computation under the Partnership Tax Audit Rules), including information about the direct or indirect owners of a Holder, to the extent the Holder is reasonably able to obtain such

38 information. Each Holder shall update such forms and certifications promptly upon any change in circumstances that renders the previously provided forms or certifications incorrect or unreliable. Each Holder represents and warrants that any forms or certifications provided pursuant to this Section 7.6(c) are and shall be true, accurate and complete; provided, that a Holder will not be in breach of this representation if the Company determines, in its reasonable judgement, that a form or certification provided by such Holder pursuant to this Section 7.6(c) is incomplete, and, upon prompt notice from the Company, the Holder completes such form or certification as soon as commercially practicable. Each Holder shall indemnify the Company from and against any taxes, penalties, interest, and related costs arising from the Company’s reliance on any inaccurate or incomplete certification provided by such Holder pursuant to this Section 7.6(c). The Company shall use commercially reasonable efforts to assist any Holder to apply for or obtain a reduction of or exemption from withholding tax or a refund of withheld taxes or any other applicable taxes. The obligations of the parties pursuant to this Section 7.6(c) shall continue even if the Holder is no longer a Holder of the Company. (d) If the Tax Matters Representative is required by law or regulation to incur fees and expenses in connection with tax matters not affecting each of the Holders, then the Holder may cause the Company, in its reasonable discretion, to seek reimbursement from or charge such fees and expenses to the Capital Accounts of those Holders on whose behalf such fees and expenses were incurred. (e) With respect to any period in which any non-individual is the Tax Matters Representative, the non-individual Tax Matters Representative shall appoint on behalf of the Company an individual (the “Designated Individual”) through whom the Tax Matters Representative will act for all purposes of implementing the provisions of this Section 7.6. All references to the Tax Matters Representative herein will include any actions by the Designated Individual on behalf of the Tax Matters Representative or the Company in that person’s capacity as Designated Individual. 7.7 Special Basis Adjustment. The Tax Matters Representative shall make and maintain in effect an election for federal income tax purposes to adjust the basis of Company Property, in connection with Transfers of Units and distributions, pursuant to Sections 754, 734(b) and 743(b) of the Code, or comparable provisions of state, local or foreign Law, without any further consent of the Members being required (except as specifically required herein). 7.8 Partition. Except as may otherwise be provided by applicable Law in connection with the winding-up, liquidation and dissolution of the Company, each Member hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the Company’s property. Article VIII Company Obligations 8.1 Books, Records and Financial Statements. (a) At all times during the continuance of the Company, the Company will maintain, and will cause each Subsidiary to maintain, at its principal place of business, separate books of

39 account in which complete entries will be made that will show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the operation of the business of the Company and each of its Subsidiaries, and reflecting all financial transactions of the Company and each Subsidiary, and, in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business will be made in accordance with GAAP consistently applied. Such books of account, together with a copy of this Agreement and the Certificate, will at all times be maintained at the principal place of business of the Company and, to the extent required by applicable Law, will be open to inspection and examination by the Members or their duly authorized Representatives at reasonable times and upon reasonable notice by any such Member for any purpose reasonably related to such Member’s Units. (b) The Company will furnish to each Class B Preferred Member the following: (i) Annual Financial Statements. As soon as reasonably practicable, but in any event within eleven (11) Business Days after the end of each fiscal year, an unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related unaudited consolidated statements of income, members’ equity and cash flows for the fiscal year then ended, prepared in accordance with GAAP (except for year-end adjustments and the absence of footnotes); provided that (A) such balance sheet and the related consolidated statements of income, members’ equity and cash flows shall be audited and certified by an independent certified public accounting firm selected by the Board, and the Company shall deliver such audited consolidated balance sheet and related audited consolidated statements of income, members’ equity and cash flows, together with all related certifications and auditor’s letters, as soon as reasonably practicable, but in any event within one hundred eighty (180) days after the end of such fiscal year, and the Blue Owl Investors shall be permitted to review all such audited financial statements, certifications, and auditor’s letters and (B) the Company shall permit the Blue Owl Investors, at their sole expense, to visit and inspect the Company’s properties, examine its books of account and records, and discuss the Company’s affairs, finances and accounts with its officers during normal business hours of the Company as may be reasonably requested by the Blue Owl Investors. Notwithstanding the other provisions of this Section 8.1, the Company reserves the right to withhold any information and exclude the Blue Owl Investors from access to the Company granted to it pursuant to Section 8.1(b)(i) if access to such information or attendance at such meeting would reasonably be expected to adversely affect the attorney-client privilege between the Company and its counsel. (ii) Quarterly Financial Statements. As soon as reasonably practicable, but in any event within eight (8) Business Days after the end of each quarter in each fiscal year, a consolidated balance sheet of the Company and its Subsidiaries, if any, and the related consolidated statements of income, members’ equity and cash flows, unaudited but prepared in accordance with GAAP (except for year-end adjustments and the absence of footnotes), such consolidated balance sheet to be as of the end of such quarter and such consolidated statements of income, members’ equity and cash flows to be for such quarter and for the period from the beginning of the fiscal year to the end of such quarter. (iii) Monthly Financial Statements. As soon as reasonably practicable, but in any event within eight (8) Business Days after the end of each month in each fiscal year, a consolidated

40 balance sheet of the Company and its Subsidiaries, if any, and the related consolidated statements of income, members’ equity and cash flows, unaudited but prepared in accordance with GAAP (except for year-end adjustments and the absence of footnotes). (iv) Other Information. Such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Class B Preferred Member may from time to time reasonably request; provided, however, that the Company shall not be obligated under this subsection to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form reasonably acceptable to the Company); or (ii) the disclosure of which would reasonably be expected to adversely affect the attorney-client privilege between the Company and its counsel. (c) The Company shall cause to be prepared and filed all necessary federal, state and local income tax returns for the Company and shall use commercially reasonable efforts to furnish to each Member (i) a draft Schedule K-1 within seventy-five (75) days following the close of the Company’s taxable year and (ii) a final Schedule K-1 within one hundred twenty (120) days following the close of the Company’s taxable year. Any draft Schedule K-1 shall include an estimate of state source income, as applicable. Each Member acknowledges that any draft Schedule K-1 is provided for informational purposes only, is not binding on the Company, and may differ from the final Schedule K-1. The Company shall make any elections the Board may deem appropriate and in the best interests of the Members. Each Member shall furnish to the Company all pertinent information in the Member’s possession relating to Company operations that is reasonably necessary to enable the Company’s income tax returns to be prepared and filed. 8.2 Termination of Information Rights. The covenants set forth in Section 8.1 shall terminate and be of no further force or effect (i) upon a Liquidation Event, or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, whichever event occurs first. 8.3 Continuing Existence. Except in accordance with Section 3.3 hereof, the Company will maintain its legal existence. 8.4 Compliance with Laws. The Company shall, and shall cause its Subsidiaries to, comply with all applicable Laws in all material respects, and the Company shall promptly notify each Manager if the Company or any of its Subsidiaries (a) receives notification of any material violation of Law by a CAP Company, or that a CAP Company is under investigation with respect thereto, or (b) reasonably believes that a CAP Company may have violated applicable Law in any material respect. 8.5 Insurance. The Company will obtain and maintain and cause each of its Subsidiaries, if any, to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties, contingencies and other risks and hazards and of such types and in such amounts as the CEO, Chief Financial Officer and Chief Legal Officer reasonably determine.

41 8.6 Confidentiality. Any Holder and Board Observer receiving Confidential Information related to the Company or the Subsidiaries will keep such Confidential Information confidential and will not disclose such Confidential Information to any third party or use such Confidential Information for any purpose (other than to monitor or make decisions with respect to its investment in the Company) without the prior written consent of the Company; provided, however, that nothing in this Agreement will prevent such Holder from disclosing the Confidential Information (a) as required by Law, regulation or other legal process, (b) to its partners, members, equity holders, financing sources and Affiliates as is customary in Holder’s industry, (c) on a need- to-know basis, its Representatives, in each case, that are not engaged in an enterprise competitive to the Company, (d) to any Permitted Transferee of such Holder or (e) for disclosures by a Blue Owl Investor or Affiliate thereof to current or prospective investors in any Blue Owl Affiliated Fund in connection with ordinary course informational, transactional or reporting activities with respect to such Blue Owl Affiliated Fund; provided further, that any such partner, member, equity holder, financing source, Representative, Affiliate, Permitted Transferee or current or prospective investor is apprised of the confidential nature of such Confidential Information and agrees to keep such information confidential. Article IX Liability, Exculpation and Indemnification 9.1 Liability. Except as otherwise provided by the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, will be solely the debts, obligations and liabilities of the Company, and no Manager will be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Manager. 9.2 Manager’s Standard of Care; Fiduciary Duties. The Board, the Managers and the decisions of the Board shall have the benefit of the business judgment rule to the same extent as the directors of a Delaware corporation and the decisions thereof. Except as expressly provided in this Agreement, the Managers and Officers shall have the same fiduciary duties to all Holders of Units and, subject to Section 3.8, as such Persons would have if such Persons were directors or officers, as applicable, of a Delaware corporation, but in no event shall any member of the Board be liable for any action or inaction for which exculpation is provided under this Section 9.2. 9.3 Indemnification. To the fullest extent permitted by applicable Law, each Manager and officer will be entitled to indemnification from the Company for any loss, damage or claim incurred by such Manager or officer by reason of any act or omission performed or omitted by such Manager or officer if (a) either (i) such Manager or officer, at the time of such action or omission, determined in good faith that such Manager’s or officer’s course of conduct was in, or not opposed to, the best interests of the Company or (ii) in the case of omission by such Manager or officer, such Manager or officer did not intend such inaction to be harmful or opposed to the best interests of the Company and (b) the conduct of such Manager or officer did not constitute fraud, willful misconduct or knowing violation of applicable Law by such Manager or officer. In performing his, her or its duties, each Manager or officer shall be entitled to reasonably rely in good faith on the provisions of this Agreement and on information, opinions, reports or statements (including financial statements and information, opinions, reports or statements as to the value or amount of the assets, liabilities, profits or losses of the Company or any facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid) of

42 the following other persons or groups: one or more Managers, officers or employees of the Company; any attorney, independent accountant, appraiser or other expert or professional employed or engaged by or on behalf of the Company or such Member, Manager or officer; or any other person who has been selected with reasonable care by or on behalf of the Company or such Member, Manager or officer; in each case as to matters which such relying person reasonably believes to be within such other person’s competence. 9.4 Expenses. To the fullest extent permitted by applicable Law, reasonable and documented out-of-pocket expenses (including reasonable attorneys’ fees, disbursements, fines and amounts paid in settlement) incurred by a Manager or officer in defending any claim, demand, action, suit or proceeding relating to or arising out of such Manager’s or officer’s performance of such Manager’s or officer’s duties on behalf of the Company or its Subsidiaries will, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of such Manager or officer to repay such amount if it is ultimately determined by a court of competent jurisdiction that such Manager or officer is not entitled to be indemnified as authorized in this Section 9.4. 9.5 Insurance. The Company may purchase and maintain Directors & Officers and General Liability insurance on its own behalf and on behalf of each Manager (and, if applicable, on behalf of each Subsidiary and the members of its governing body) and officer, whether or not the Company would have the power to indemnify such Manager or officer against such liability under this Article IX. 9.6 Contract Rights. The provisions of this Article IX are contract rights between the Company and each Manager and officer who serves as a Manager (or member of a governing body of a Subsidiary) or as an officer at any time while this Article IX and the relevant provisions of the Delaware Act or other applicable Law are in effect, and any repeal, amendment or modification of this Article IX or any such Law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing. The rights of a Manager or officer under this Article IX are in addition to, and not in limitation of, any other rights to exculpation or indemnification from the Company or any of its Subsidiaries under any other contract between a CAP Company and such Manager or such officer. 9.7 Severability. To the fullest extent permitted by applicable Law, if any portion of this Article IX is invalidated on any ground by any court of competent jurisdiction, then the Company will nevertheless indemnify each Manager and each officer as to costs, charges and expenses (including reasonable attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Company or any of its Subsidiaries, to the fullest extent permitted by any applicable portion of this Article IX that has not been invalidated. Article X Transfers 10.1 Restrictions on Transfers of Units. No Holder may Transfer all or any portion of such Holder’s Units (or any interest therein) without the prior unanimous written consent of the

43 Members, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that, notwithstanding the foregoing, a Holder may Transfer all or any portion of such Holder’s Units (or any interest therein) without all Members’ consent in the following circumstances: (a) to a Permitted Transferee; (b) as part of a Company Sale in accordance with the requirements of this Agreement (including Section 10.4); (c) to the Company in accordance with the terms of this Agreement (including Section 10.5); (d) in the case of Class B Preferred Units held by a Blue Owl Investor or its Affiliates, to (i) an Affiliate of Blue Owl at any time without any restrictions and (ii) an Approved Buyer beginning on the fifth (5th) anniversary of the Effective Date pursuant to Section 10.3; (e) in the case of Units held by Air T or its Affiliates, to (i) an Affiliate of Air T at any time without any restrictions and (ii) an Approved Buyer beginning on the fifth (5th) anniversary of the Effective Date pursuant to Section 10.3; or (f) as otherwise specifically permitted in this Article X. In all cases where all Members’ consent is required and obtained pursuant to this Section 10.1, any such Transfer shall additionally be subject to the right of first refusal process set forth in Section 10.2. Any attempted Transfer or withdrawal in contravention of this Article X or any of the other provisions of this Agreement will be void ab initio and will not bind or be recognized by the Company, the Board or the Members. 10.2 Right of First Refusal on Transfers. Subject to Section 10.1, and following the receipt of all Members’ consent to a proposed Transfer pursuant to Section 10.1 (where such consent is required), in the event that a Member (each, a “Selling Holder”) receives a bona fide written offer from any Person (the “Offeror”) to purchase any Units held by such Selling Holder (a “Transaction Offer”), such Selling Holder may transfer such Units only pursuant to and in accordance with the following provisions of this Section 10.2: (a) The Selling Holder will promptly notify the Company and each other Member of the Selling Holder’s desire to accept the Transaction Offer (such notice, the “Offer Notice”). The Offer Notice will constitute an irrevocable offer by the Selling Holder to sell all but not less than all of the Units which are the subject of the Transaction Offer (the “Offered Units”) to the Company and, to the extent that the Company does not fully exercise its right to purchase, the other Members on the basis described in this Section 10.2, at a purchase price equal to the price contained in, and on the same terms and conditions of, the Transaction Offer. The Offer Notice will include a true and correct copy of the Transaction Offer (which will identify the Offeror and all relevant information in connection therewith). The price set forth in the Transaction Offer must be stated in consideration of cash or cash equivalents (otherwise no Transfer of the Selling Holder’s Units will be permitted under this Agreement (other than pursuant to one of the exceptions in Section 10.1)). (b) At any time within twenty (20) days after receipt by the Company and the other Members of the Offer Notice (the “Company Option Period”), the Company shall have the right to purchase all or any portion of the Offered Units and will give written notice of the exercise of such right (a “Company Acceptance Notice”) to the Selling Holder and the other Members during the Company Option Period. If the Company does not deliver a Company Acceptance Notice for all of the Offered Units within the Company Option Period, then at any time within ten (10) days after the end of the Company Option Period (the “Member Option Period”), each other Member will have the right to purchase any Offered Units that the Company has not elected to purchase and will give written notice of the exercise of such right (a “Member Acceptance Notice” and either of a Company Acceptance Notice or a Member Acceptance Notice, an “Acceptance Notice”)

44 to the Selling Holder within the Member Option Period, which Member Acceptance Notice will indicate the maximum number of Offered Units that such Member is willing to purchase, including the number of Offered Units it would purchase if one or more other Members do not elect to purchase their Pro Rata Share of such Offered Units. An Acceptance Notice will constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Offered Units covered by such Acceptance Notice. (c) Upon the expiration of the Member Option Period, the number of Offered Units to be purchased by each electing Member (“Purchasing Member”) will be determined as follows: (i) first, there will be allocated to each Purchasing Member a number of Offered Units equal to such Purchasing Member’s Pro Rata Share and (ii) second, the balance, if any, not allocated under clause (i) above, will be allocated to those Purchasing Members who within the Member Option Period delivered an Acceptance Notice that set forth a number of Offered Units that exceeded their respective Pro Rata Shares, in each case on a pro rata basis in proportion to the number of Units owned by each such Purchasing Member up to the amount of such excess. “Pro Rata Share” means, with respect to any Purchasing Member as of any date of determination, a fraction, the numerator of which is the total number of Units owned by such Purchasing Member as of such date and the denominator of which is the total number of Units owned by all other Members as of such date. If any Purchasing Member fails to purchase its Pro Rata Share of Offered Units, such Purchasing Member will irrevocably forfeit its rights to purchase such Offered Units and the other Purchasing Members may elect to purchase such Offered Units on a pro rata basis. (d) The closing for the purchase of the Offered Units under this Section 10.2 will take place within sixty (60) days following the expiration of the Company Option Period. The failure of the Company or any other Member to deliver an Acceptance Notice within the relevant option period will constitute a waiver of, as applicable, the Company or such other Member’s rights under this Section 10.2; provided that the Company and each other Member may otherwise waive its rights under this Section 10.2 prior to the expiration of the relevant option period by giving written notice to the Selling Holder, with a copy to the Company in the case of a waiver by a Member. A Selling Holder will effect its sale of Offered Units to the Company or the Purchasing Members under this Section 10.2 by delivering to the Company or such Purchasing Members one or more instruments or certificates evidencing its ownership of the Offered Units. At the time of consummation of such sale, the Company or each Purchasing Member will remit directly to the Selling Holder its portion of the aggregate purchase price for the Offered Units, and the Company will reflect such Transfer on Annex A. (e) In the event that the Company and the other Members do not elect to exercise their rights to purchase all of the Offered Units under this Section 10.2, the Selling Holder may sell the remaining unpurchased balance of such Offered Units to the Offeror on the terms and conditions set forth in the Offer Notice, subject to the provisions of this Section 10.2. Promptly after such Transfer, the Selling Holder will notify the Company thereof and will furnish such evidence of the timely completion of the Transfer and of the terms thereof as may be reasonably requested by the Company. If the Selling Holder’s sale to the Offeror is not consummated in accordance with the terms of the Transaction Offer on or before one hundred and twenty (120) days after the delivery of the Offer Notice, the Transaction Offer will be deemed to lapse, and any Transfers of Units pursuant to such Transaction Offer will be in violation of the provisions of this Agreement unless

45 the Selling Holder sends a new Offer Notice and once again complies with the provisions of this Section 10.2 with respect to such Transaction Offer. 10.3 Special Blue Owl Unit Transfer Provisions. (a) Notwithstanding Section 10.1 and Section 10.2, beginning on the fifth (5th) anniversary of the Effective Date, (i) any Class B Preferred Member that is a Blue Owl Investor or an Affiliate thereof and (ii) Air T and any Affiliate of Air T (each, a “Selling Class B Member”) may Transfer its Units to an Approved Buyer, subject to the Company’s right of first refusal set forth in this Section 10.3. For the avoidance of doubt, Transfers to Affiliates of Blue Owl or Affiliates of Air T, as applicable, shall not be restricted at any time and shall not be subject to the provisions of this Article X. (b) Prior to any Transfer to an Approved Buyer, the Selling Class B Member shall deliver written notice (a “Class B Transfer Notice”) to the Company setting forth the identity of the proposed Approved Buyer, the number of Units proposed to be Transferred, the proposed purchase price, and the other material terms and conditions of such proposed Transfer. The Company shall have the right to purchase all (but not less than all) of the Units that are the subject of such Class B Transfer Notice, on the terms and conditions set forth in the Class B Transfer Notice, by delivering written notice of the exercise of such right (a “Class B ROFR Notice”) to the Selling Class B Member within ten (10) Business Days following the Company’s receipt of the Class B Transfer Notice (such period, the “Class B ROFR Period”). The Company’s exercise of such right shall be based on a preliminary review and subject to customary due diligence. If the Company does not deliver a Class B ROFR Notice within the Class B ROFR Period, the Selling Class B Member may consummate the Transfer to the proposed Approved Buyer on the terms set forth in the Class B Transfer Notice within one hundred twenty (120) days following the expiration of the Class B ROFR Period, after which time such Transfer right shall lapse and the Selling Class B Member must deliver a new Class B Transfer Notice to effect such Transfer. (c) Any proposed Transfer of Units by a Selling Class B Member to any Person that is not an Approved Buyer (and is not an Affiliate of Blue Owl or an Affiliate of Air T, as applicable) or Permitted Transferee shall require the prior written approval of the Majority-in-Interest (other than the Selling Class B Member and its Affiliates). 10.4 Approved Company Sale; Conversion to Corporation. (a) Approved Company Sale. (i) Subject to the unanimous consent of all Members approving a Company Sale (the “Approving Persons”), the Company shall provide notice thereof to each Holder, and such Company Sale shall then be conducted in accordance with the terms and conditions set forth in this Section 10.4. On the condition that each Holder will receive, pursuant to such Company Sale, the portion of the aggregate Company Sale consideration equal to the amount which such Member would receive with respect to such Member’s Units in a hypothetical distribution of such aggregate consideration upon dissolution pursuant to Section 11.2, each Holder shall: (A) take all necessary and desirable actions in connection with the consummation of such Company Sale, as determined and requested by written notice by the Approving Persons; (B) consent to such

46 Company Sale and raise no objections to the Company Sale or to the process pursuant to which it was arranged; (C) waive and refrain from exercising any applicable dissenters’ rights, appraisal rights or other similar rights; (D) subject to Section 10.4(a)(ii) execute and deliver all instruments and documents reasonably requested or directed by the Approving Persons to (1) provide the representations, warranties, indemnities, covenants, conditions, escrow agreements and other provisions and agreements associated with such Company Sale, and (2) effectuate the allocation and distribution of the aggregate consideration upon completion of such Company Sale; and (E) if such transaction is structured as a sale of Units, within five (5) Business Days following the receipt of such notice (or such longer or shorter period of time as the Approving Persons shall designate in such notice), cause all of the Units of such Holder to be sold to the designated purchaser on the terms and conditions set forth in such notice or amendment thereto. (ii) Notwithstanding anything to the contrary set forth herein, a Holder will not be required to comply with Section 10.4(a)(i) above in connection with any proposed Sale of the Company (the “Proposed Sale”), unless: (A) any representations and warranties to be made by such Holder in connection with the Proposed Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to such Units, including, but not limited to, representations and warranties that (i) the Holder holds all right, title and interest in and to the Units such Holder purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Holder in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Holder have been duly executed by the Holder and delivered to the acquirer and are enforceable (subject to customary limitations) against the Holder in accordance with their respective terms, and (iv) neither the execution and delivery of documents to be entered into by the Holder in connection with the transaction, nor the performance of the Holder’s obligations thereunder, will cause a breach or violation of the terms of any agreement to which the Holder is a party, or any law or judgment, order or decree of any court or governmental agency that applies to the Holder; (B) such Holder is not required to agree to any restrictive covenant in connection with the Proposed Sale (including any covenant not to compete or covenant not to solicit customers, employees or suppliers of any party to the Proposed Sale) or any release of claims other than a release in customary form of claims arising solely in such Holder’s capacity as a Member of the Company; (C) such Holder and its Affiliates are not required to amend, extend or terminate any contractual or other relationship with the Company, the acquirer or their respective Affiliates, except that the Holder may be required to agree to terminate the investment-related documents between or among such Holder, the Company or other Members of the Company; (D) the Holder is not liable for the breach of any representation, warranty or covenant made by any other Person in connection with the Proposed Sale, other than the Company (except to the extent that funds may be paid out of an

47 escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any Member of any of identical representations, warranties and covenants provided by all Members); (E) liability shall be limited to such Holder’s applicable share (determined based on the respective proceeds payable to each Holder in connection with such Proposed Sale in accordance with the provisions of this Agreement) of a negotiated aggregate indemnification amount that applies equally to all Holders but that in no event exceeds the amount of consideration otherwise payable to such Holder in connection with such Proposed Sale, except with respect to claims related to fraud by such Holder, the liability for which need not be limited as to such Holder; (F) upon the consummation of the Proposed Sale (i) each Holder of each class of Units of the Company will receive the same form of consideration for their Units of such class as is received by other Holders in respect of their Units of such same class of Units, (ii) each Holder of Class B Preferred Units will receive the same amount of consideration per Class B Preferred Unit as is received by other Holders in respect of their Class B Preferred Units, (iii) each Holder of Class A Common Units will receive the same amount of consideration per Class A Common Unit as is received by other Holders in respect of their Class A Common Units, and (iv) unless waived pursuant to the terms of the this Agreement and as may be required by law, the aggregate consideration receivable by all Holders of Units shall be allocated among the Holders on the basis of the relative liquidation preferences to which the Holders are entitled in a Liquidation Event (assuming for this purpose that the Proposed Sale is a Liquidation Event) in accordance with Section 11.2 of this Agreement; provided, however, that, notwithstanding the foregoing provisions of this Section 10.4(a)(ii)(F), if the consideration to be paid in exchange for the Units held by a Holder pursuant to this Section 10.4(a)(ii)(F) includes any securities and due receipt thereof by any Holder would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities, or (y) the provision to any Holder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Holder in lieu thereof, against surrender of the Units held by the Holder which would have otherwise been sold by such Holder, an amount in cash equal to the fair value (as determined in good faith by the Board) of the securities which such Holder would otherwise receive as of the date of the issuance of such securities in exchange for the Units held by the Holder; (G) subject to Section 10.4(a)(ii)(F) above, requiring the same form of consideration to be available to the Holders of any single class of Units, if any Holders are given an option as to the form and amount of consideration to be received as a result of the Proposed Sale, all Holders will be given the same option; provided, however, that nothing in this Section 10.4(a)(ii)(G) shall entitle any Holder to receive any form of consideration that such Holder would be ineligible

48 to receive as a result of such Holder’s failure to satisfy any condition, requirement or limitation that is generally applicable to the Company’s Members. (b) Conversion to Corporation. Subject to any required consent or approval pursuant to Section 3.3 hereof, the Board may reasonably determine that it is in the best interest of all Members to convert the Company from a limited liability company to a corporation (whether by conversion, merger or otherwise). At such time, the Capital Accounts of the Members shall be adjusted as if the Company were liquidated. As a condition to any such conversion, the resulting corporation, to the fullest extent permitted by law, shall (i) issue equity securities in classes or series with substantially the same rights and privileges of the respective class of Units set forth herein and (ii) enter into an agreement with the parties hereto granting them rights (and imposing obligations) that are the same, other than de minimis differences, as those set forth in this Agreement. If the Board reasonably determines that it would be in the best interest of all Members that such a conversion should be structured to qualify under Section 351 of the Code, then each of the Members shall use commercially reasonable efforts to cause the conversion to so qualify. 10.5 Redemption Rights. (a) Mandatory Redemption. (i) Unless all outstanding Class B Preferred Units have been previously converted into Class A Common Units, each Holder of Class B Preferred Units shall have the right (but not the obligation), exercisable independently and without the consent or approval of any other Holder of Class B Preferred Units or of the Holders of Class B Preferred Units as a class, to require the Company to redeem all or any portion of the Class B Preferred Units held by such Holder on or at any time following the fifth (5th) anniversary of the Effective Date (the “Mandatory Redemption Date”) at the Class B Preferred Redemption Price. Each Holder of Class B Preferred Units that elects to have all or any portion of its Class B Preferred Units redeemed shall deliver written notice of such election (each, a “Class B Preferred Redemption Election Notice”) to the Company on or at any time following the Mandatory Redemption Date, specifying the number of Class B Preferred Units to be redeemed. Within twenty (20) days of receipt of a Class B Preferred Redemption Election Notice, the Company shall deliver to such electing Holder a statement setting forth the estimated Class B Preferred Redemption Price. Such electing Holder shall have the right, exercisable by written notice to the Company within ten (10) days following receipt of the Company’s statement, to withdraw its Class B Preferred Redemption Election Notice, in which case such Holder’s election shall be void and the Company shall have no obligation to redeem such Holder’s Class B Preferred Units pursuant to such withdrawn notice. If no withdrawal notice is timely delivered, the Company shall be obligated to redeem each Class B Preferred Unit for which a valid Class B Preferred Redemption Election Notice has been delivered within thirty (30) days following delivery of the Company’s statement (or, if applicable, as deferred pursuant to Section 10.5(a)(iv)) in accordance with Section 10.5(a)(ii). (ii) The redemption price for each Class B Preferred Unit (the “Class B Preferred Redemption Price”) will be equal to the Applicable Liquidation Preference applicable to such Class B Preferred Unit as of the date of redemption, plus any accrued and unpaid Accruing Distributions on such Class B Preferred Unit as of the date of redemption. The Class B Preferred Redemption Price will be paid within thirty (30) days following Company’s statement pursuant to

49 Section 10.5(a)(i) (subject to the Holder’s right to withdraw such election as set forth therein). Any portion of the Class B Preferred Redemption Price not paid when due shall remain outstanding and shall accrue interest at a rate equal to 10% per annum, compounding annually, until the Class B Preferred Redemption Price (together with all accrued and unpaid interest thereon) is paid in full. (iii) Notwithstanding anything to the contrary contained in this Section 10.5(a), the Company shall have no obligation to redeem the Units of the Class B Preferred Members pursuant to this Section 10.5(a) so long as such redemption would cause the Company to (A) breach a loan document that has been approved by the Board and the Class B Preferred Majority in accordance with this Agreement after the Effective Date, (B) violate any consent or veto right granted by this Agreement to the Class B Preferred Members in their individual or joint capacities, or (C) violate applicable Law. (iv) Notwithstanding anything to the contrary in this Section 10.5(a), the Company may, upon determination by the Board, by providing written notice to the electing Class B Preferred Member, elect to defer the mandatory redemption of such Class B Preferred Units for up to two (2) years beyond the date on which such redemption would otherwise be required (such election, a “Redemption Deferral Election”); provided that the Applicable Liquidation Multiple shall increase at a rate of 0.1x for each year (or portion thereof) that redemption is so deferred. For the avoidance of doubt, a Redemption Deferral Election shall not trigger the accrual of interest pursuant to the last sentence of Section 10.5(a)(ii). (b) Company Call Option. (i) From and after the fourth (4th) anniversary of the Effective Date, if the trailing three (3)-year cumulative equity investment by the Blue Owl Investors and the Blue Owl Affiliated Funds in the Company’s Asset Production Transactions is less than $1,200,000,000, as determined by the Board in good faith based on the books and records of the Company, then the Company shall have the option (the “Call Option”) to purchase all of the Class B Preferred Units then held by the Blue Owl Investors and their Affiliates at the Call Option Price (as defined below), by delivering written notice (a “Call Option Notice”) to each Blue Owl Investor holding Class B Preferred Units. (ii) The purchase price for each Class B Preferred Unit purchased pursuant to this Section 10.5(b) (the “Call Option Price”) shall be equal to the greater of (x) the Applicable Liquidation Preference applicable to such Class B Preferred Unit as of the date of the Call Option Notice and (y) the fair market value of such Class B Preferred Unit on an as-converted basis, determined based on the average of two (2) independent valuations conducted by nationally recognized valuation firms selected in accordance with the following procedures: (A) Within ten (10) Business Days following delivery of a Call Option Notice, the Chief Financial Officer shall, acting reasonably and in good faith, propose in writing a list of three (3) nationally recognized independent valuation firms experienced in valuing private equity interests and comparable businesses in the Company’s industry. Within ten (10) Business Days following receipt of such list, the Blue Owl Investors shall select one (1) firm from such list and shall, acting

50 reasonably and in good faith, propose an additional list of three (3) nationally recognized independent valuation firms meeting the same criteria. The Chief Financial Officer shall then select one (1) firm from the Blue Owl Investors’ list within ten (10) Business Days of receipt thereof. The two (2) firms so selected shall serve as the independent valuation firms for purposes of determining the Call Option Price. If either party fails to propose its list or make its selection within the applicable time period, the other party may select both valuation firms from its own proposed list. (B) The Company and the Blue Owl Investors shall cause each valuation firm to determine the fair market value of the Class B Preferred Units on an as- converted basis as of the date of the Call Option Notice, assuming a sale of 100% of the equity of the Company to a willing buyer in an arm’s-length transaction, and take into account the then-applicable Class B Preferred Unit Conversion Price (after giving effect to any Earn-Out Adjustment, including any accelerated Earn-Out Adjustment pursuant to Section 5.4(m)(vi), if applicable). The Company and the Blue Owl Investors shall cause each valuation firm to deliver its written valuation report to the Chief Financial Officer and the Blue Owl Investors within forty-five (45) days following its engagement. (C) The Call Option Price shall be based on the arithmetic average of the two (2) independent valuations; provided, however, that if the higher valuation exceeds the lower valuation by more than twenty percent (20%) of the lower valuation, the two valuation firms shall jointly select a third nationally recognized independent valuation firm meeting the criteria set forth above, and such third firm shall conduct an independent valuation within thirty (30) days of its selection. In such event, the Call Option Price shall be based on the arithmetic average of the two (2) valuations that are closest in value. (D) The Company and the Blue Owl Investors shall provide each valuation firm with access to such books, records, financial statements, projections, and other information of the Company and its Subsidiaries as such firm reasonably requests to perform its valuation, and the Company shall, and shall cause its officers, employees, and advisors to, cooperate fully with each valuation firm and provide such information on a timely basis. The Company and the Blue Owl Investors shall cause each valuation firm to execute a customary confidentiality agreement prior to receiving any confidential information. (E) The fees and expenses of the valuation firms shall be borne equally by the Company, on the one hand, and the Blue Owl Investors, on the other hand. (iii) The closing of any purchase pursuant to this Section shall occur within sixty (60) days following the later of (x) the delivery of the Call Option Notice and (y) the completion of the independent valuations contemplated by clause (ii) above.

51 10.6 Transfers Generally. (a) Every Transfer by a Holder will be subject to all of the terms, conditions, restrictions and obligations set forth in this Agreement, including the requirement to obtain prior written consent of all Members pursuant to Section 10.1, as applicable. In addition, each Transfer will be evidenced by a written agreement that is executed by the Holder making the Transfer and the Transferee(s). To the extent that the consent of any of the Members is required pursuant to Section 10.1 to effectuate a Transfer, each Holder will give the other Members and the Board at least five (5) Business Days’ advance written notice of any proposed Transfer of Units, together with a written request for such Members’ consent. (b) With respect to any Holder that is an entity, any Transfer of the equity interests in such Holder shall be deemed a Transfer of Units for purposes of this Article X, and shall be subject to the provisions of this Article X as if such Holder had Transferred its Units. For purposes hereof, the number of Units deemed Transferred in any such indirect Transfer will be equal to the product of (i) the number of Units held by such Holder and (ii) the percentage of equity interests in such Holder that are Transferred to the Transferee. The applicable price per Unit of any such Transfer will be reasonably determined promptly in good faith by the Chief Financial Officer. Notwithstanding anything to the contrary in this Section 10.6(b), (i) any transaction in the shares of Blue Owl Capital Inc. shall be deemed not to be a Transfer of Units and (ii) any Transfer of equity interests in (including by means of an issuance of additional equity interests of) any Blue Owl Affiliated Fund or any Person that holds a direct or indirect interest in a Blue Owl Affiliated Fund shall not constitute a Transfer for purposes of this Agreement so long as such Blue Owl Affiliated Fund remains at all times (both prior to any such Transfer and subsequent to any such Transfer) sponsored, managed or controlled by Blue Owl Capital Inc. or its affiliated investment managers, as applicable, and for so long as any such Transfer is not undertaken with the purpose of avoiding the restrictions in this Agreement. (c) No Transfer of any Units shall be effective, and any purported Transfer shall be void ab initio, if such Transfer would (i) cause the Company to be treated as a “publicly traded partnership” taxable as a corporation under Section 7704 of the Code and the Treasury Regulations promulgated thereunder, (ii) cause the Company to be treated as an association taxable as a corporation for U.S. federal income tax purposes, or (iii) result in the Company at any time during its taxable year having more than one hundred (100) partners within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii) (taking into account Treasury Regulation Section 1.7704- 1(h)(3)). The Members may condition their consent to any proposed Transfer upon receipt of a representation from the Transferee, or at each Member’s election an opinion of counsel reasonably satisfactory to such Member (the cost of which shall be borne by the Transferring Holder), to the effect that such Transfer will not result in any of the foregoing. Any Member may waive the requirement for the issuance of any such opinion to itself in its sole discretion. (d) No Transfer of any Units shall be effective, and the Company shall have no obligation to recognize or record any such Transfer, unless and until the following withholding tax conditions have been satisfied with respect to such Transfer: (i) the Transferring Holder shall have delivered to the Company and the Transferee a duly executed certificate, in form and substance reasonably acceptable to the Board, certifying either (A) that the Transferring Holder is not a foreign person for purposes of Sections 1445 and 1446(f) of the Code (a “Non-Foreign

52 Certificate”), (B) that the Transfer will not result in any realized gain (including ordinary income arising from the application of Section 751 of the Code) to the Transferring Holder, or (C) such other certification as may be available under Treasury Regulation Section 1.1446(f)-2(b) or any successor provision to establish that withholding under Section 1446(f) of the Code is not required; (ii) the Transferee shall have delivered to the Company, no later than ten (10) days following the Transfer, a certification to the Company in accordance with Treasury Regulation Section 1.1446(f)-2(d)(2) (or any successor provision) confirming the extent to which it has satisfied (or is exempt from) its withholding obligations under Section 1446(f) of the Code with respect to such Transfer; and (iii) to the extent withholding is required under Section 1446(f) of the Code and the Transferee has withheld and remitted the applicable amount to the IRS, the Transferee shall have provided evidence of such remittance reasonably satisfactory to the Chief Financial Officer. The Chief Financial Officer may, in its reasonable discretion, waive any of the foregoing conditions if it determines that withholding is not required under applicable law. The Transferring Holder shall indemnify and hold harmless the Company, the Chief Financial Officer, the Board, and each other Holder from and against any taxes (including penalties, interest and additions to tax) imposed on or payable by the Company or any such Person as a result of such Transferring Holder’s failure to satisfy its obligations under this Section 10.6(d) or as a result of any inaccuracy in any certificate delivered pursuant hereto. (e) Certain of the Members or their direct or indirect owners may, from time to time, include Blocker Corporations. In connection with any Transfer of Units pursuant to Section 10.6 of this Agreement, the equityholders of the Blocker Corporations shall be permitted to transfer all of their equity in the Blocker Corporations in lieu of the Blocker Corporations transferring their Units in the Company; provided, however, that (i) any such Blocker Corporation shall have been in good standing at all times, (ii) no such Blocker Corporation shall have ever engaged in any business activities, conducted any operations, or owned any assets except for its Units in the Company, cash, and its organizational records and rights to exist, (iii) no such Blocker Corporation shall have ever had any employees or other service providers, (iv) no such Blocker Corporation shall have incurred or have any liabilities or obligations (other than tax liabilities incurred in connection with its ownership interest in the Company and corporate and administrative expenses incurred in the ordinary course of business, all of which have been paid or contested in good faith), (v) the equity of each such Blocker Corporation shall be free and clear of any liens or encumbrances, and (vi) the equityholders of each such Blocker Corporation shall make customary representations, warranties, and indemnifications regarding such Blocker Corporation (including with respect to clauses (i) through (v) hereof) and shall be solely responsible for any breach or inaccuracy in such representations and warranties. Notwithstanding the manner in which a transferee would allocate consideration among the equity of any Blocker Corporations transferred in such Transfer and direct interests in the Company transferred in such Transfer, if the transferee does not agree to pay the same consideration for the equity of a Blocker Corporation as for direct Units in the Company, then the equityholders of such Blocker Corporation shall bear the economic burden of any reduction in purchase price arising from such transfer and the consideration to be received by the remaining Members shall be the same as if such Blocker Corporation had transferred its Units directly. 10.7 Assignments. The provisions of this Agreement will be binding upon and inure to the benefit of the Members hereto and their respective permitted successors and permitted assigns; provided, however, that no Member may assign any of its rights or obligations hereunder without

53 the consent of the non-assigning Members, as the case may be, unless such assignment is in connection with a Transfer explicitly permitted by this Agreement, and prior to such assignment, such assignee complies with the requirements of Section 10.8. 10.8 Substitute Members. (a) In the event any Member Transfers all or any portion of its Units in compliance with the other provisions of this Article X , the Transferee thereof will have the right to become a substitute Member, but only upon satisfaction of the following: (i) execution of such instruments as the Board reasonably deems necessary to effect such substitution; and (ii) acceptance and agreement in writing by the Transferee of the Member’s Units to be bound by all of the terms and provisions of this Agreement and assumption of all obligations under this Agreement (including breaches hereof) applicable to the Member making the Transfer, whether by an amendment to this Agreement or pursuant to a customary joinder agreement, which will include the mailing and e-mail addresses of the Transferee for purposes of notice under this Agreement. Upon the execution of the instrument of assumption by such Transferee, such Transferee will enjoy all of the rights and will be subject to all of the restrictions and obligations of the Member making the Transfer. (b) The Transferee of any Units Transferred pursuant to this Article X that is admitted to the Company as a substitute Member will succeed to the rights and liabilities of the Member making the Transfer and, after the effective date of such admission, the Capital Account of the Member making the Transfer will become the Capital Account of the Transferee. (c) Upon the admission of a substitute Member, Annex A will be amended to reflect the removal of the original Member and the addition of the substitute Member. 10.9 Release of Liability. In the event any Holder Transfers all of such Holder’s Units in compliance with the provisions of this Agreement, without retaining any interest therein, directly or indirectly, then the Holder making such Transfer will, to the fullest extent permitted by applicable Law, be relieved of any further liability arising hereunder for events occurring from and after the date of such Transfer (other than as may be agreed by such Holder in writing); provided, however, that no such Transfer will relieve any Holder of its confidentiality obligations pursuant to Section 8.6 hereof and such obligations will survive any termination of such Holder’s membership or interests in the Company. 10.10 Securities Laws Restrictions. Each Member understands that in addition to the restrictions on Transfer contained in this Agreement, such Member must bear the economic risks of such Member’s investment for an indefinite period because the Units have not been registered under the Securities Act and, therefore, may not be sold or otherwise transferred unless they are registered under the Securities Act or an exemption from such registration is available. Each Member agrees with all other Members that such Member will not Transfer its Units unless such Units have been so registered or in the opinion of counsel for the Company, or of other counsel reasonably satisfactory to the Company, such an exemption is available.

54 Article XI Dissolution, Liquidation and Termination 11.1 Dissolving Events. The Company will be dissolved and its affairs wound up in the manner hereinafter provided upon the happening of any of the following events (each, a “Liquidation Event”): (a) A Class A Common Majority, a Class B Preferred Majority and the Board vote or agree in writing to voluntarily liquidate, dissolve or windup the Company pursuant to the required votes set forth in Sections 3.3 and 4.4; (b) an involuntary liquidation, dissolution or winding up of the Company; (c) a Transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, in one transaction or a series of related transactions, after obtaining any required consents or approvals pursuant to Sections 3.3 and 4.4 hereof; or (d) the occurrence of any event which, under applicable Law, causes the dissolution of the Company. Notwithstanding the foregoing, the death, retirement, resignation, expulsion, bankruptcy or dissolution of any Member or the occurrence of any other event that terminates the continued membership of any Member under the Delaware Act will not, in and of itself, cause the dissolution of the Company. In such event, the remaining Member(s) will continue the business of the Company without dissolution. 11.2 Dissolution and Winding-Up. Upon the dissolution of the Company, the assets of the Company will be liquidated or distributed under the direction of, and to the extent determined by, the Board, and the business of the Company will be wound up. Upon the consummation of a Liquidation Event or a Company Sale, the Company’s assets will be distributed in the following manner and order: (a) First, to creditors in satisfaction of Indebtedness, whether by payment or the making of reasonable provision for payment, and the expenses of liquidation, whether by payment or the making of reasonable provision for payment, including the establishment of reasonable reserves (which may be funded by a liquidating trust) determined by the Board or the liquidating trustee, as the case may be, to be reasonably necessary for the payment of the Company’s expenses, liabilities and other obligations (whether fixed, conditional, unmatured or contingent); (b) Second, to each Holder of Class B Preferred Units, for each Class B Preferred Unit outstanding, an amount per Class B Preferred Unit equal to the greater of (x) the Applicable Liquidation Preference (as defined below) per Class B Preferred Unit and (y) the amount such Holder would have received with respect to such Class B Preferred Unit had all Class B Preferred Units been converted into Class A Common Units immediately prior to such Liquidation Event or Company Sale (after giving effect to any Earn-Out Adjustment, including any accelerated Earn- Out Adjustment pursuant to Section 5.4(m)(iv), and any adjustments to the Conversion Balance pursuant to Sections 5.4 and 7.2, in each case if applicable) and the aggregate proceeds been distributed in accordance with Section 11.2(a) (for the avoidance of doubt, treating the Class B

55 Preferred Units on an as-if converted to Class A Common Unit basis for purposes of such calculation) (the “Class B Preferred Liquidation Election”); provided that in the event the Company’s assets being distributed are insufficient to make payment in full to all Holders of Class B Preferred Units, then such assets shall be distributed among the Holders of Class B Preferred Units ratably in proportion to the full amounts to which they would otherwise be respectively entitled; and (c) Third, to the Holders of Class A Common Units and the Holders of PI Units, on a pro rata basis; provided that no payment or distribution in any of the foregoing categories will be made until all payments in each prior category shall have been made in full, and provided further that, if the payments due to be made in any of the foregoing categories exceed the remaining assets available for such purpose, such payments will be made to the Persons entitled to receive the same pro rata in accordance with the respective amounts due to them. “Applicable Liquidation Preference” shall mean, with respect to each Class B Preferred Unit, an amount equal to (A) the product of (x) the Applicable Liquidation Multiple and (y) the Class B Preferred Unit Original Issue Price, minus (B) the aggregate amount of all distributions, paid or accrued on such Class B Preferred Unit (such amount, the “Distribution Credit”) as of the point of measurement. Notwithstanding the foregoing, the Distribution Credit shall never cause the Applicable Liquidation Preference to be less than the Class B Original Issue Price and, to the extent that the Distribution Credit equals or exceeds the product of (x) the Applicable Liquidation Multiple and (y) the Class B Preferred Unit Original Issue Price, each as of the point of measurement, the Applicable Liquidation Preference shall be deemed satisfied (such occurrence, the “Applicable Liquidation Preference Satisfaction”). The “Applicable Liquidation Multiple” shall initially be 1.5x; provided, however, that if the Company elects to defer the mandatory redemption of the Class B Preferred Units pursuant to Section 10.5(a)(iv) the Applicable Liquidation Multiple shall increase by 0.1x for each year (or portion thereof) that such mandatory redemption is deferred in accordance with Section 10.5(a)(iv). Notwithstanding the foregoing, no Holder of a PI Unit will receive any distributions pursuant to this Section 11.2 with respect to such PI Unit until such time as the total distributions pursuant to Section 11.2 with respect to other applicable Units shall equal the Distribution Hurdle established for such PI Unit. 11.3 Allocation of Escrow. In the event of a Liquidation Event or Company Sale, if any portion of the consideration payable to the Members is payable only upon satisfaction of contingencies (the “Additional Consideration”), the definitive agreement shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the Members in accordance with Section 11.2 as if the Initial Consideration were the only consideration payable in connection with such Liquidation Event or Company Sale; and (b) any Additional Consideration which becomes payable to the Members upon satisfaction of such contingencies shall be allocated among the Members in accordance with Section 11.2 after taking into account the previous payment of the Initial Consideration as part of the same transaction. For the purposes of this Section 11.3, consideration placed into escrow or retained as a holdback to be available for satisfaction of indemnification or similar obligations in connection with such Liquidation Event or Company Sale shall be deemed to be Additional Consideration.

56 11.4 Distributions in Cash or in Kind. Upon the dissolution of the Company, the Board will use commercially reasonable efforts to liquidate all of the Company’s assets in an orderly manner and apply the proceeds of such liquidation as set forth in Section 11.2; provided that the Board will in good faith attempt to liquidate sufficient Company assets to satisfy in cash (or make reasonable provision for) the debts and liabilities referred to in Section 11.2. The value of any property, rights, securities or other non-cash assets distributed upon dissolution of the Company shall be determined in good faith by the Board. 11.5 Termination. The Company will terminate when the winding up of the Company’s affairs has been completed, all of the assets of the Company have been distributed and the Certificate has been canceled, all in accordance with the Delaware Act. 11.6 Claims of the Members. The Members and former Members will look solely to the Company’s assets for the return of their Capital Contributions, and if the assets of the Company remaining after payment of or due provision for all debts, liabilities and obligations of the Company are insufficient to return such Capital Contributions, the Members and former Members will have no recourse against the Company or any other Member. Article XII Miscellaneous 12.1 Notices. Any notice or other communication required or permitted to be given hereunder will be in writing, and will be delivered (i) personally, (ii) by electronic delivery via e- mail, (iii) by telecopy (with a hard copy and a transmission confirmation sent by a recognized overnight national carrier service (such as FedEx) for next Business Day delivery), (iv) by a recognized overnight national courier service (such as FedEx) for next Business Day delivery, or (v) by certified or registered mail, return receipt requested, first-class postage prepaid to the parties at the addresses set forth below (or to such other addresses as the parties may specify by due notice to the other): If to the Company, to: Crestone Air Partners, LLC 4500 Cherry Creek Drive South, Suite 200 Denver, Colorado 80246 Attention: Kevin Milligan, Chief Executive Officer and Jason Greenberg, Chief Legal Officer and General Counsel E-mail: [***] If to any Class A Common Member or Class A Common Holder, to the address of such Class A Common Member or Class A Common Holder set forth on the signature pages hereto (or in the joinder agreement for such Class A Common Member or Class A Common Holder).

57 If to any Class B Preferred Member or Class B Preferred Holder, to the address of such Class B Preferred Member or Class B Preferred Holder as set forth on the signature page hereto (or in the joinder agreement for such Class B Preferred Member or Class B Preferred Holder). Any notice delivered to a party’s designated address using any of the methods described above will be deemed to have been received by such party at the time the notice is delivered to such party’s designated address if between 9:00 a.m. and 5:00 p.m. local time during a Business Day or, if outside the aforementioned hours, the next subsequent Business Day. Confirmation by a courier delivering any notice given pursuant to this Section 12.1 will be conclusive evidence of receipt of such notice. Each party hereto hereby agrees that it will not refuse or reject delivery of any notice given hereunder, that it will acknowledge, in writing, receipt of the same upon request by any other party and that any notice rejected or refused by it will be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the courier service (if applicable). 12.2 Joint Participation. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. 12.3 Entire Agreement. This Agreement constitutes the entire agreement among the Members with respect to the subject matter hereof, and supersedes any prior agreement or understanding among them with respect to the matters referred to herein. There are no representations, warranties, promises, inducements, covenants or undertakings relating to the Units, other than those expressly set forth in any subscription agreement or other Unit purchase agreement entered into by the Company and any Member. 12.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Delivery of a copy of this Agreement bearing an original signature by facsimile transmission or by electronic mail in “portable document format” form will have the same effect as physical delivery of the paper document bearing the original signature. 12.5 Governing Law; Attorneys’ Fees. This Agreement and the rights and obligations of the Members hereunder and the Persons subject hereto will be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute will be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement and the transactions contemplated hereby, including such reasonable fees and expenses of attorneys and accountants, which will include all fees, costs and expenses of appeals.

58 12.6 Waivers. Waiver by any Member hereto of any breach or default by any other Member of any of the terms of this Agreement will not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement will be implied from any course of dealing between the Members hereto or from any failure by any Member to assert its or his or her rights hereunder on any occasion or series of occasions. 12.7 Severability. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction will not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. Any provision of this Agreement held illegal, invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. To the extent legally permissible, any illegal, invalid or unenforceable portion of any provision of this Agreement will be replaced by a valid provision that will implement the purpose of the illegal, invalid or unenforceable provision. 12.8 Further Actions. Each Member will execute and deliver such other certificates, agreements and documents, and take such other actions, as may reasonably be requested by the Company in connection with the continuation of the Company and the achievement of its purposes, including (a) any documents that the Company deems necessary or appropriate to continue the Company as a limited liability company in all jurisdictions in which the Company conducts or plans to conduct business and (b) all such agreements, certificates, tax statements and other documents as may be required to be filed in respect of the Company. 12.9 Defaults; No Circumvention of Agreement. A default by any party to this Agreement in such party’s compliance with any of the material conditions or covenants hereof or performance of any of the obligations of such party hereunder will not constitute a default by any other party. No Member or any of its Permitted Transferees may do indirectly, through the sale of capital stock of or other equity interest in its or their Subsidiaries or otherwise, that which is not permitted by this Agreement. 12.10 Amendments. Subject to Sections 3.3 and 4.4, this Agreement may not be amended (including by way of merger), modified or supplemented except by a written instrument signed by a Majority-in-Interest. The Company will notify all Members after any such amendment, modification or supplement, as permitted herein, has taken effect. 12.11 Successors and Assigns. Except as herein otherwise provided to the contrary, this Agreement will be binding upon and inure to the benefit of the parties hereto, and, subject to the provisions of Article X hereof and all applicable Laws, their successors and permitted assigns. 12.12 No Third Party Beneficiaries. Except as otherwise expressly provided herein, this Agreement is not intended to confer upon any Person, except for the parties hereto, any rights or remedies hereunder. 12.13 Injunctive Relief. The Units cannot readily be purchased or sold in the open market, and for that reason, among others, the Company and the Members will be irreparably damaged in the event this Agreement is not specifically enforced. Each of the Members therefore agrees that,

59 in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in a Specified Court to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies will, however, be cumulative and not exclusive, and will be in addition to any other remedy which the Company or any Member may have. 12.14 Jurisdiction; Consent to Service of Process. (a) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of Delaware, and federal courts located in the State of Delaware, if a basis for federal jurisdiction exists (as applicable, a “Specified Court”), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the Specified Court. (b) It will be a condition precedent to each party’s right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in the Specified Court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if each such court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court with jurisdiction; provided that the foregoing will not apply to any suit, action or proceeding by a party seeking indemnification or contribution pursuant to this Agreement or otherwise in respect of a suit, action or proceeding against such party by a third party if such suit, action or proceeding by such party seeking indemnification or contribution is brought in the same court as the suit, action or proceeding against such party. (c) No party may move to (i) transfer any such suit, action or proceeding from the Specified Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in the Specified Court with a suit, action or proceeding in another jurisdiction, or (iii) dismiss any such suit, action or proceeding brought in the Specified Court for the purpose of bringing the same in another jurisdiction. (d) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the Specified Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process made in accordance with Section 12.1 above. 12.15 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

60 Article XIII Defined Terms 13.1 Certain Definitions. For purposes of this Agreement, the following terms will have the meaning specified in this Section 13.1: (a) “Affiliate” means, with respect to any Person, any other Person, which directly or indirectly controls, is controlled by or is under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise. (b) “Aircraft” means, collectively or individually, as the context may require, any aircraft, including the Airframe, the Engines and all appliances, parts, accessories, instruments, navigational and communications equipment, furnishings, modules, components and other items of equipment installed therein, furnished therewith or appurtenant thereto and all documentation and technical records, reports and other written materials related to any of the foregoing. (c) “Aircraft Assets” means each Aircraft, each Airframe, each Engine and any related lease interests and any part or component of any such Aircraft, Airframe or Engine. (d) “Airframe” means, at any time, an airframe constituting part of an Aircraft. (e) “Approved Buyer” means a creditworthy third party, as determined by the Board in good faith, that (i) is not a direct or indirect competitor (or an Affiliate of a direct or indirect competitor) of the Company, Air T or any of their respective Affiliates, and (ii) is otherwise acceptable to all Members (other than the Selling Class B Member and its Affiliates). (f) “Asset Production Transaction” means any transaction or series of related transactions in which the Company or any of its Subsidiaries or Affiliates, directly or indirectly, identified, offers, originates or otherwise facilitates the acquisition of, or financing or investment in, one or more Aircraft Assets identified in a Pipeline Report, including portfolio purchases, sale- leaseback transactions, forward order commitments, and any other acquisition or investment in Aircraft Assets in the ordinary course of the Business. (g) “Blocker Corporation” means an entity that is taxable as a corporation and through which a Member owns, directly or indirectly, all or a portion of its Units in the Company. (h) “Blue Owl Affiliated Fund” shall have the meaning ascribed to it in the Side Letter. (i) “Blue Owl Investors” means Blue Owl and its Affiliates. (j) “Business” means the business of providing asset management services, financing and investment opportunities with respect to the ownership, management, marketing, operation, leasing and disposition of Aircraft Assets and other related services and natural extensions thereof. (k) “Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Delaware, or is a day on which banking institutions

61 located in the State of Delaware are authorized or required by Law or other governmental action to close. (l) “CAP Company” means each of the Company and its current and future Subsidiaries. (m) “CAP MIP LLC Agreement” means the Limited Liability Company Agreement of CAP MIP, dated of even date herewith and as amended from time to time. (n) “Capital Contribution” means any contribution of cash, property or services to the Company or the obligation to contribute cash, property or services to the Company made by or on behalf of a Member, initially in the amounts set forth on Annex A, increased by any subsequent contributions as approved by the Board. (o) “Certificate” means the Certificate of Formation of the Company and any and all amendments thereto and restatements thereof filed on behalf of the Company with the office of the Secretary of State of the State of Delaware pursuant to the Delaware Act. (p) “Class A Common Holder” means any Person holding Class A Common Units, in their capacity as a Holder of such Class A Common Units. (q) “Class A Common Majority” means the Member or Members, as of any given record date or other applicable time, holding a majority of the outstanding Class A Common Units as of such date. For the purpose of determining the Class A Common Majority, the PI Units will be voting Units, such that each PI Unit will constitute one Class A Common Unit for voting purposes. (r) “Class A Common Member” means a Member holding Class A Common Units as provided on Annex A to this Agreement. (s) “Class A Common Unit” means a Class A Common Unit of the Company, having the rights and privileges set forth herein. (t) “Class B Preferred Holder” means any Person holding Class B Preferred Units, in their capacity as a Holder of such Class B Preferred Units. (u) “Class B Preferred Majority” means the Member or Members, as of any given record date or other applicable time, holding a majority of the outstanding Class B Preferred Units as of such date. (v) “Class B Preferred Member” means Blue Owl, Air T or another Member holding Class B Preferred Units, as provided on Annex A to this Agreement. (w) “Class B Preferred Unit” means a Class B Preferred Unit of the Company, having the rights, preferences and privileges set forth herein. (x) “Class B Preferred Unit Original Issue Price” means $97.60.

62 (y) “Code” means the Internal Revenue Code of 1986, as amended from time to time and the rules and regulations promulgated thereunder. (z) “Company Property” means such tangible and intangible assets and property and investments of every kind and nature that from time to time the Company acquires or purchases. (aa) “Confidential Information” means all intellectual property, documents, financial statements, records, business plans, reports and other information of whatever kind or nature that has value to the Company or any of its Subsidiaries or that is treated by the Company or any of its Subsidiaries as confidential, regardless of whether such information is marked “confidential,” except (i) such information that is or becomes generally available to the public other than as a result of a breach by the party (including its equityholders, Representatives and Affiliates) to which such information was furnished, (ii) is or becomes available to the party to which it was furnished on a non-confidential basis from a source, other than from the Company, its Affiliates or Representatives, which the receiving party believes, after reasonable inquiry, was not prohibited from so disclosing such information by a contractual, legal or fiduciary obligation, (iii) is independently developed by the party without the use or benefit of the disclosed Confidential Information. (bb) “Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. §18-101, et seq., as amended from time to time. (cc) “Downstairs Interests” means all of the PI Units issued by the Company to CAP MIP on the Effective Date in accordance with this Agreement, which PI Units shall remain outstanding regardless of whether or when Upstairs Interests have been granted to members of CAP MIP or whether or when Upstairs Interests have been forfeited, terminated or cancelled. (dd) “Engines” means, at any time, with respect to any Aircraft, the engines installed on such Aircraft or to be leased with such Aircraft, any other standalone engine, and all appliances, parts, accessories, instruments, furnishings, modules, components and other items of equipment installed therein, furnished therewith or appurtenant thereto and all documentation and technical records, reports and other written materials related to any of the foregoing. (ee) “Equity Securities” means any and all Units of the Company and any securities of the Company or any Subsidiary convertible into, exchangeable for, or exercisable for, Units, including any warrants, options or other rights to acquire Units. (ff) “Exchange Act” means the Securities and Exchange Act of 1934, as amended from time to time. (gg) “Family Member” means with respect to any natural person, such Person’s spouse, the siblings of such Person and their spouses, and the direct descendants and ascendants of such Person and their spouses and siblings. For the avoidance of doubt, the term “Family Member” includes such Person’s adopted children and step-children. (hh) “GAAP” means United States generally accepted accounting principles.

63 (ii) “Holder” means any Person who holds one or more Units, regardless of whether such Person is a Member and regardless of whether such Units were initially acquired by such Person from the Company or by assignment from another Holder. (jj) “Indebtedness” of any specified Person means: (i) any liability of any such Person (A) for borrowed money (including the current portion thereof), (B) under any reimbursement obligation relating to a letter of credit, bankers’ acceptance or note purchase facility, (C) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation), (D) for the payment of money relating to leases that are required to be classified as capitalized lease obligations in accordance with GAAP, (E) for all or any part of the deferred purchase price of property or services (other than trade payables), including any “earnout” or similar payments or any non-compete payments, or (F) under interest rate swap, hedging or similar agreements, and (ii) any liability of others described in the preceding clause (i) that such Person has guaranteed, that is recourse to such Person or any of its assets or that is otherwise its legal liability or that is secured in whole or in part by the assets of such Person. (kk) “Law” means any law, statute, ordinance, rule, regulation, judgment, decree, ruling, injunction or order of any legislature, administrative body, agency, instrumentality, court, tribunal or other authority of any international, national, federal, state, local, foreign or other government or political subdivision thereof. (ll) “Lien” means any lien, mortgage, pledge, charge, security interest, encumbrance, claim, demand, restriction on transfer, option, charge, easement, encroachment, or any other similar interest. (mm) “Majority-in-Interest” means, as of any given record date or other applicable time, Members holding a majority of the total voting power of all outstanding Units as of such date. (nn) “Original AGI Member” means each of Kevin Milligan, Richard Schacht, Steve Williamson, Vern Titcomb, Jason Greenberg, Diederik Lindhout, Vincent van Tooren and Peter Blakeney. (oo) “Partnership Tax Audit Rules” means Sections 6221 through 6241 of the Code, as amended by the Bipartisan Budget Act of 2015, together with any guidance issued thereunder or successor provisions and any similar provision of state or local tax laws. (pp) “Percentage Interest” with respect to each Holder, means (i) the number of outstanding Units held by such Holder, divided by (ii) the number of then outstanding Units. (qq) “Permitted Transferee” means, with respect to any Holder, (i) any Affiliate of such Holder except any competitor of the Company whose business includes providing asset management services or financing with respect to Aircraft Assets, (ii) any equity holder of such Holder, (iii) the Family Members of such Holder, (iv) a trust for the benefit of any Family Member of such Holder, and (v) any other Member of the Company; provided that the Transferee will have entered into an enforceable joinder agreement or amendment to this Agreement in a form provided by the Company providing that all Units so Transferred will continue to be subject to all provisions of this Agreement as if such Units were still held by such Holder.

64 (rr) “Person” means any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization. (ss) “PI Unit” means a PI Unit of the Company, having the rights, preferences and privileges set forth herein. PI Units are intended to qualify as “profits interests” for U.S. federal income tax purposes within the meaning of Internal Revenue Service Revenue Procedures 93-27 and 2001-43, and the provisions of this Agreement applicable to PI Units shall be interpreted and applied consistently with such intent. For the avoidance of doubt, Class B Preferred Units shall not be issued as PI Units at any time. (tt) “Related Party” means, with respect to any Person, such Person’s Affiliates and any equity holder, director (or similar member of the governing body), officer, employee or Family Member of such Person or any of such Person’s Affiliates. (uu) “Representative” means with respect to any Person, each of such Person’s directors (or members of equivalent governing body), officers, employees, attorneys, accountants, advisors, agents, and other representatives. (vv) “Rule 144” means Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission. (ww) “Securities Act” means the Securities Act of 1933, as amended from time to time. (xx) “Side Letter” means that letter agreement entered into by and among BOAC GPT Holdco PVT LLC, IF GPT Holdco PVT LLC, Air T, Inc. and the Company on June 10, 2026. (yy) “Subsidiary” means, with respect to a Person, any corporation, partnership, association or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a partnership, association or other business entity, a majority of either (i) the partnership or other similar ownership interest thereof or (ii) the stock or equity interest of such partnership, association or other business entity’s general partner, Board or other similar controlling Person, is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of that Person or a combination thereof. Unless otherwise specified, any reference in this Agreement to a Subsidiary will mean to a Subsidiary of the Company. (zz) “Transfer” means any direct or indirect transfer, sale, donation, assignment, lease, license, or other similar disposal or attempted disposal (and the terms “Transferred” and “Transferring” have the meanings correlative to the foregoing). (aaa) “Transferee” means any Person to whom any Person makes or attempt to make a Transfer.

65 (bbb) “Units” means an interest in the Company held by a Member or a Holder, and will include Class A Common Units, Class B Preferred Units and PI Units. A Member’s interest in a particular class of Units will be determined by dividing the number of Units of such class held by such Member by all of the Units of such class. As of the Effective Date, the Units issued to the Members or Holders are set forth on Annex A (as it may be amended from time to time in accordance with the terms of this Agreement). (ccc) “Upstairs Interests” means the interests in CAP MIP issued from time to time to members of CAP MIP pursuant to the CAP MIP LLC Agreement, which may correspond to a portion of the Downstairs Interests. (ddd) Terms Defined Elsewhere in this Agreement. For purposes of this Agreement, the following terms have the meaning set forth in the Sections indicated: Term Section A ............................................................................. 5.4(f)(iii) Acceptance Notice .................................................. 10.2(b) Accruing Distributions ........................................... 7.2(a) Additional Class A Common Units ........................ 5.4(c)(i)(D) Additional Consideration ........................................ 11.3 Additional Member ................................................. 3.7 Agreement .............................................................. Preamble Air T ....................................................................... Preamble Annualized Cumulative EBITDA .......................... 5.4(m)(vi)(A) Applicable Earn-Out Implied Valuation ................. 5.4(m)(iii) Applicable Liquidation Multiple ............................ 11.2(c) Applicable Liquidation Preference ......................... 11.2(c) Applicable Liquidation Preference Satisfaction ..... 11.2(c) Approving Persons ................................................. 10.4(a)(i) B .............................................................................. 5.4(f)(iv) Blue Owl ................................................................. Preamble Board ...................................................................... 4.1(a) Board Observer ....................................................... 4.1(d) C .............................................................................. 5.4(f)(v) Call Option ............................................................. 10.5(b)(i) Call Option Notice .................................................. 10.5(b)(i) Call Option Price .................................................... 10.5(b)(ii) CAP MIP ................................................................ Preamble Capital Account ...................................................... 7.1 Cash Election Distribution ...................................... 7.2(a) CEO ........................................................................ 4.1(b)(i)

66 Term Section Chairman ................................................................ 4.1(b)(i) Class B Preferred Liquidation Election .................. 11.2(b) Class B Preferred Managers ................................... 4.1(b)(iii) Class B Preferred Redemption Election Notice ..... 10.5(a)(i) Class B Preferred Redemption Price ...................... 10.5(a)(ii) Class B Preferred Unit Conversion Price ............... 5.4(a) Class B Preferred Unit Original Issue Date ............ 5.4(c)(i)(B) Class B ROFR Notice ............................................. 10.3(b) Class B ROFR Period ............................................. 10.3(b) Class B Transfer Notice .......................................... 10.3(b) Committee .............................................................. 4.2 Company ................................................................. Preamble Company Acceptance Notice ................................. 10.2(b) Company Option Period ......................................... 10.2(b) Company Sale ......................................................... 3.3(b) Compensation Committee ...................................... 4.7 Conversion Balance ................................................ 5.4(a) Conversion Time .................................................... 5.4(b)(i) Convertible Securities ............................................. 5.4(c)(i)(C) CP1 .......................................................................... 5.4(f)(ii) CP2 .......................................................................... 5.4(f)(i) Crestone Manager ................................................... 4.1(b)(ii) Cumulative Consolidated EBITDA ........................ 5.4(m)(i)(A) Designated Individual ............................................. 7.6(e) Distribution Credit .................................................. 11.2(c) Distribution Excess ................................................. 7.2(a)(ii) Distribution Hurdle ................................................. 5.3(c) Earn-Out Acceleration Event .................................. 5.4(m)(vi) Earn-Out Adjusted Conversion Price ..................... 5.4(m)(iii) Earn-Out Adjustment .............................................. 5.4(m)(ii) Earn-Out Measurement Period ............................... 5.4(m)(i)(B) EBITDA Ceiling ..................................................... 5.4(m)(i)(C) EBITDA Floor ........................................................ 5.4(m)(i)(D) Effective Date ......................................................... Preamble Eligible Member ..................................................... 6.2(b) EO-CP ..................................................................... 5.4(m)(iii) Exempted Securities ............................................... 5.4(c)(i)(D) Incentive Compensation Plan ................................. 4.7 Independent Manager ............................................. 4.1(b)(iv)

67 Term Section Initial Consideration ............................................... 11.3 Initial Implied Valuation ........................................ 5.4(m)(i)(E) Liquidation Event ................................................... 11.1 Manager .................................................................. 4.1(b) Mandatory Conversion Time .................................. 5.5(a) Mandatory Redemption Date .................................. 10.5(a)(i) Maximum Earn-Out Adjusted Implied Valuation .. 5.4(m)(i)(F) Maximum Earn-Out Ratchet Amount .................... 5.4(m)(i)(G) Member ................................................................... Preamble Member Acceptance Notice ................................... 10.2(b) Member Option Period ........................................... 10.2(b) New Issuance .......................................................... 6.2(b)(i) Non-Foreign Certificate .......................................... 10.6(d) NOPPA ................................................................... 7.6(b) Offer Notice ............................................................ 10.2(a) Offered Units .......................................................... 10.2(a) Offeror .................................................................... 10.2 Officers ................................................................... 4.6 Option ..................................................................... 5.4(c)(i)(A) PIK Distribution ..................................................... 7.2(a) PIK Interests ........................................................... 7.2(a) Preemptive Rights Election Notice ......................... 6.2(b)(i) Preemptive Rights Notice ....................................... 6.2(b)(i) Preemptive Rights Response Period ....................... 6.2(b)(i) Preferred Distribution Payment Date ..................... 7.2(a) Pro Rata Portion ...................................................... 6.2(b)(i) Pro Rata Share ........................................................ 10.2(c) Proposed Sale ......................................................... 10.4(a)(ii) Purchasing Member ................................................ 10.2(c) Realized Earn-Out Ratchet Amount ....................... 5.4(m)(i)(H) Redemption Deferral Election ................................ 10.5(a)(iv) Selling Class B Member ......................................... 10.3(a) Selling Holder ......................................................... 10.2 Specified Court ....................................................... 12.14(a) Tax Advance ........................................................... 7.4 Tax Distribution ...................................................... 7.2(e) Tax Matters Representative .................................... 7.6(a) Transaction Offer .................................................... 10.2 Truncated EBITDA ................................................ 5.4(m)(vi)(A)

68 Term Section Truncated Measurement Period .............................. 5.4(m)(vi)(A) 13.2 Rules of Construction. (a) All references herein to Articles, Sections, Annexes and Exhibits will be deemed to be references to Articles and Sections of, and Annexes and Exhibits to, this Agreement unless the context requires otherwise. All Annexes and Exhibits attached hereto will be deemed incorporated herein as if set forth in their entirety herein and, unless otherwise defined therein, all terms used in any Annex or Exhibit will have the meaning ascribed to such term in this Agreement. (b) The headings to Articles and Sections in this Agreement are for purposes of convenience only and will not affect the meaning or interpretation of this Agreement. (c) Words in the singular include the plural and in the plural include the singular. The words “including,” “includes,” “included” and “include,” when used, are deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The term “or”, “any” and “either” are disjunctive, but not necessarily exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning as the word “shall”. (d) Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes, and all attachments thereto and instruments incorporated therein. *** REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW ***

Signature Page to LLC Operating Agreement of Crestone Air Partners, LLC IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written. The Company: CRESTONE AIR PARTNERS, LLC By: Name: Kevin Milligan Title: Chief Executive Officer ***SIGNATURE PAGES CONTINUE*** Docusign Envelope ID: 2ECE2EDD-50E3-87C4-839B-D046A86F5D90

Signature Page to Operating Agreement of Crestone Air Partners, LLC Class A Common Members: AVIATION GROWTH INITIATIVES, LLC By: Name: Jason Greenberg Title: Secretary Address for Notice: ***SIGNATURE PAGES CONTINUE*** ______________________________ ______________________________ Docusign Envelope ID: C55351DD-E77B-8D33-825E-337613B61B71 Denver, CO 80246 4500 Cherry Creek Drive South, Ste 200

Signature Page to LLC Operating Agreement of Crestone Air Partners, LLC AIR T ACQUISITION 26.1, LLC By: Name: Mark Jundt Title: Corporate Secretary Address for Notice: 5000 W 36th Street, Suite 200 Minneapolis, MN 55416 [***] ***SIGNATURE PAGES CONTINUE***

Signature Page to LLC Operating Agreement of Crestone Air Partners, LLC Class B Preferred Members: IF GPT Holdco PVT LLC By: Blue Owl Alternative Credit Advisors II LLC, its investment manager By: Name: David Aidi Title: Authorized Signatory Address for Notice: Blue Owl Capital 399 Park Avenue, 37th Floor New York, NY 10022 ***SIGNATURE PAGES CONTINUE*** [***]

Signature Page to LLC Operating Agreement of Crestone Air Partners, LLC BOAC GPT Holdco PVT LLC By: Blue Owl Alternative Credit Advisors LLC, its investment manager By: Name: David Aidi Title: Authorized Signatory Address for Notice: Blue Owl Capital 399 Park Avenue, 37th Floor New York, NY 10022 ***SIGNATURE PAGES CONTINUE*** [***]

Signature Page to LLC Operating Agreement of Crestone Air Partners, LLC AIR T, INC. By: Name: Nick Swenson Title: Chief Executive Officer Address for Notice: 5000 W 36th Street, Suite 200 Minneapolis, MN 55416 Telephone No.: [***] ***SIGNATURE PAGES CONTINUE*** Docusign Envelope ID: 7155BC01-5438-8BEC-80A2-E0736B360D02

Signature Page to LLC Operating Agreement of Crestone Air Partners, LLC CRESTONE GROUP MANAGEMENT, LLC By: Crestone Air Partners, LLC, a Delaware limited liability company, its Manager By: ______________________________ Name: Kevin Milligan Title: Chief Executive Officer Address for Notice: _________________________________ _________________________________ Telephone No. : ___________________ ***SIGNATURE PAGES CONTINUE*** Docusign Envelope ID: 67399E59-FDA7-83C2-80E2-20A39BCFD314 [***] Denver, Colorado 80246 4500 Cherry Creek Drive South, Suite 200

Annex A Members Member Name Capital Contribution Class A Common Units Class B Preferred Units PI Units Total Units Percentage Interest IF GPT Holdco PVT LLC $4,500,000.00 0 46,107 0 46,107 4.61% BOAC GPT Holdco PVT LLC $5,500,000.00 0 56,352 0 56,352 5.64% Air T, Inc. $64,125,000 537,142 119,877 0 657,019 65.70% Aviation Growth Initiatives, LLC $2,912,500 29,841 0 0 29,841 2.98% Air T Acquisition 26.1, LLC $2,962,500 30,353 0 0 30,353 3.04% Crestone Group Management, LLC $0 0 0 180,328 180,328 18.03% Total $80,000,000 597,336 222,336 180,328 1,000,000 100.00% Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the SEC upon request. List of omitted annexes and description of contents: Annex B: Tax Matters Annex C: Illustrative earn-out ratchet calculation, already described in main text of agreement Annex A – Page 1